As filed with the Securities and Exchange Commission on April 7, 2014

Securities Act Registration No. 33-

Investment Company Registration No. 811-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	PRE-EFFECTIVE AMENDMENT NO. __

☐	POST-EFFECTIVE AMENDMENT NO. __

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐	AMENDMENT NO. __

Forefront Income Trust

(Exact Name of Registrant as Specified in Declaration of Trust)

590 Madison Ave, 34th Floor, New York, NY 10022

(Address of Principal Executive Offices)

(212) 607-8150

(Registrant’s Telephone Number, including Area Code)

Bradley Reifler

Forefront Income Trust

590 Madison Ave

34th Floor

New York, NY 10022

(Name and Address of Agent for Service)

Copies to:

Douglas S. Ellenoff, Esq.

Richard I. Anslow, Esq.

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, New York 10105

(212) 370-1300

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

It is proposed that this filing will become effective:

☐	when declared effective pursuant to section 8(c) of the Securities Act of 1933

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares of Beneficial Interest, $0.01 par value	$100,000,000	$12,880.00

(1)	Estimated solely for purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated April 7, 2014

Preliminary Prospectus

Forefront Income Trust

COMMON SHARES OF BENEFICIAL INTEREST

Forefront Income Trust (the “Trust”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company.

Investment Objective. The Trust’s investment objective is to seek current income. There can be no assurance the Trust will achieve its investment objective.

Investing in the Trust’s Shares (as defined below) involves a high degree of risk. You could lose some or all of your investment. An investment in the Trust is illiquid and should be considered speculative. An investment in the Trust entails unique risks. See “Risk Factors” beginning on page 21 of this Prospectus.

This Prospectus applies to the offering of common shares of beneficial interest, par value $0.001 (“Shares” or “Common Shares”), in the Trust. The Shares will be offered during an initial offering period at the offering price, which is $       per Share plus any applicable sales loads as described in this prospectus, and they are expected to be offered on a continuous basis thereafter at net asset value (“NAV”) per share plus any applicable sales loads, as described in this prospectus. The Trust will not commence investment operations until the termination of the initial offering period. The Trust has registered under the Securities Act of 1933, as amended,         Shares for sale under the registration statement to which this Prospectus relates. No person or shareholder of the Trust will have the right to require the Trust to redeem any Shares and the Shares will have very limited liquidity, as described in this prospectus.

The Trust’s Shares have no history of public trading and, other than with very limited exceptions, you should not expect to be able to sell your Shares other than through tender offerings, which may be made from time to time by the Trust as determined by the Trust’s Board of Trustees in its sole discretion.

Offering Amount (1)	$100,00,000
Sales Load (2)	3%
Proceeds to the Trust (3)	$97,000,000

(1)	The Shares will be offered during an initial offering period at the offering price, which is $ per Share plus any applicable sales loads as described in this prospectus, and they are expected to be offered on a continuous basis thereafter at net asset value per share plus any applicable sales loads, as described in this prospectus. The initial offering period is scheduled to terminate on or about , 2014, or such earlier or later date as the Trust’s Board of Trustees may determine. The Trust will not commence investment operations until the termination of the initial offering period. See “Plan of Distribution—The Offering” below.
(2)	(the “Distributor”) acts as the distributor of the Shares on a best efforts basis, subject to various conditions. Shares may be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Distributor may reallow the full amount of the sales load to the brokers or dealers that act as selling agents for the Trust. The actual sales load paid by shareholders may vary among and within selling agents. Shareholders should consult with their financial intermediaries about any additional fees or charges they might impose.
(3)	Proceeds to the Trust reflect the sales load of 3.0%. The Trust estimates that the initial offering costs of the Trust will equal approximately $ . These expenses will be paid initially by Forefront Capital Management, LLC, the Trust’s investment advisor (the “Investment Advisor”). The Trust has agreed to repay the initial offering expenses. See “Plan of Distribution”.

Managing Dealer

This Prospectus is dated     , 2014.

Leverage. The Trust does not foresee using leverage. Subject to limitations imposed by the 1940 Act, the Trust may incur leverage from time to time.

IF YOU PURCHASE SHARES IN THE TRUST, YOU WILL BECOME BOUND BY THE TERMS AND CONDITIONS OF THE AGREEMENT AND DECLARATION OF TRUST OF THE TRUST, AS AMENDED FROM TIME TO TIME (THE “DECLARATION OF TRUST”).

AN INVESTMENT IN THE TRUST SHOULD BE CONSIDERED A SPECULATIVE INVESTMENT THAT ENTAILS SUBSTANTIAL RISKS, INCLUDING BUT NOT LIMITED TO:

•	The Trust is newly organized and has no operating history.
•	Shareholders may lose capital and/or the Trust may fail to effectively achieve its investment objective.
•	The Shares will not be traded on any securities exchange or other market and are subject to restrictions on transfer.
•	Although the Trust may offer to repurchase Shares (or a portion thereof) from time to time, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Trust.
•	The Shares are appropriate only for shareholders who can tolerate a high degree of risk and do not require a liquid investment.
•	The Trust is classified as a “non-diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single Issuer is not limited by the 1940 Act. As a result, the Trust’s investment portfolio may be subject to greater risk and volatility than if investments were made in the securities of a broad range of Issuers.
•	The Trust’s intention to qualify as a RIC may in some cases prevent it from taking advantage of attractive investment opportunities or may force it to liquidate investments at disadvantageous times or prices.

This Prospectus sets forth concisely information that you should know about the Trust before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Trust, including the Trust’s statement of additional information (“SAI”), dated            , 2014, has been filed with the U.S. Securities and Exchange Commission (“SEC”). You can request a copy of the SAI, and the Trust’s annual and semi-annual reports (when they are available), without charge by writing to or calling           , the Trust’s transfer agent (the “Transfer Agent”) at           or           . The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page               of this Prospectus. The Trust will send annual and semi-annual reports, including financial statements, when available, to all holders of its Common Shares. You can obtain the SAI, material incorporated by reference herein and other information about the Trust, on the SEC’s website, http://www.sec.gov .

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No broker-dealer, salesperson, or other person is authorized to give a shareholder any information or to represent anything not contained in this prospectus. As a shareholder, you must not rely on any unauthorized information or representations that anyone provides to you, including information not contained in this prospectus, the SAI or the accompanying exhibits. The information contained in this prospectus is current only as of the date of this Prospectus.

Amounts received from potential shareholders in the Trust will be held in a non-interest-bearing escrow account.

The Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Prospective shareholders should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective shareholder should consult with his or her own professional advisors as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Trust.

Table of Contents

  Page

Prospectus Summary	1
Summary of Fees and Expenses	13
The Trust	14
Use of Proceeds	15
Investment Objective and Principal Investment Strategies	16
Risk Factors	21
Management of the Trust	30
Conflicts of Interest	34
Description of Shares	38
Determination of Net Asset Value	40
Share Repurchases and Tenders	41
Distribution Policy	44
Dividend Reinvestment Policy	45
Plan of Distribution	46
Certain Provisions in the Agreement and Declaration of Trust	48
Tax Considerations	49
Table of Contents for the Statement of Additional Information	58

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Trust has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not making an offer of these securities in any jurisdiction where the offer is not permitted.

PROSPECTUS SUMMARY

This is only a summary and does not contain all of the information that a prospective shareholder should consider before investing in Forefront Income Trust (the “Trust”). Before investing, a prospective shareholder in the Trust should carefully read the more detailed information appearing elsewhere in this prospectus (the “Prospectus”) and the Trust’s statement of additional information (the “SAI”), each of which should be retained for future reference by any prospective shareholder.

The Trust:

Forefront Income Trust is a newly organized, non-diversified, closed-end management investment company. Throughout the Prospectus, we refer to Forefront Income Trust simply as the “Trust” or as “we,” “us,” or “our”. Please see “The Trust.”

The Offering:

The Trust is offering, pursuant to this Prospectus, on a best efforts basis, common shares of beneficial interest (“Common Shares” or “Shares”), at a purchase price equal to their net asset value of $          per share plus sales charges of up to $          . The offering price is subject to reduction to the extent sales charges may be reduced as described in “Sales Charges” below.

The Common Shares of the Trust are offered by                                      (the “Distributor”) or selected securities dealers and other financial intermediaries. Please see “Plan of Distribution.” The minimum required purchase by each investor is            Shares. However the Trust, in its sole discretion, may accept investments below these minimums. Please note that a Selling Agent (as defined below) may establish higher minimum investment requirements above these minimums. Please see “Plan of Distribution.”

Investment Objective:

The Trust’s primary investment objective is to seek current income. The Trust seeks to achieve its investment objectives by investing substantially all of its assets in a portfolio of loan and debt instruments as well as, to a lesser extent, dividend yielding preferred securities (collectively “Fixed Income Securities”) and other securities described below. Under normal market conditions, the Trust will make investments in any combination of the following Fixed Income Securities and other securities described below: (i) asset-backed securities; (ii) senior secured or unsecured, loans or debt (“Senior Loans”); (iii) second lien or other subordinated or unsecured loans or debt (“Second Lien or Subordinated Loans”); (iv) dividend yielding preferred securities and other securities described herein.

Investment Strategies:

The Trust expects to generate current income by investing in short term, high yield Fixed Income Securities that are deep value opportunities which offer prospective returns that are disproportionate to their associated risk profile. If there is an attractive opportunity, we may invest in smaller or larger companies (the “Issuer”). The Trust expects the investments to be non-correlated to the equity markets and structured to have certain terms, protections and features that the Advisor believes will mitigate the risk of the investment. Some of these features may include but are not limited to: senior secured investments, collateralization of specific assets, personal guarantees, insurance guarantees, default penalties, restrictions concerning change in control, provisions based on financial performance and certain controls and mechanisms on operations. By investing in Fixed Income Securities with shorter term maturities and more frequent interest payments (monthly or quarterly) as compared to similar investments, the Advisor believes that the Trust may be able to enhance the overall liquidity of the Trust’s portfolio.

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Portfolio Composition:

The Trust’s portfolio will be composed principally of the following investments. Additional information with respect to the Trust’s investment policies and restrictions and certain of the Trust’s portfolio investments is contained in the SAI.

Asset-Backed Securities. The Trust may invest in loans that are asset-backed securities. Asset-backed securities are a form of structured debt obligation. The collateral for these securities may include but is not limited to such assets as: accounts receivables; contracts; hard assets such as property, plant and equipment; leases; loans; intellectual property. Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and certain asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or shares of the Issuer that is senior to that held by subordinated debt holders and shareholders of the Issuer. The Trust, as a direct lender to the borrower, assumes the credit risk of the borrower directly.

Second Lien or Subordinated Loans. The Trust may invest in Second Lien or Subordinated Loans, which have the same characteristics as Senior Loans except that such loans are second in lien priority rather than first. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Trust.

Dividend Yielding Preferred Securities or “Preferred”. The Trust may invest in Preferred. The Preferred generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common shares in the payment of dividends and the liquidation of an Issuer’s assets. This means that an Issuer must pay dividends on preferred shares before paying any dividends on its common shares. In order to be payable, distributions on Preferred must be declared by the Issuer’s board of directors. Income payments on Preferred currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common shares can be paid. The Trust does not envision investing in non-cumulative preferred securities. There is no assurance that dividends or distributions on the Preferred in which the Trust invests will be declared or otherwise made payable.

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Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of Preferred typically have a liquidation value that generally equals the original purchase price at the date of issuance.

Fixed Income Securities are subject to the risk of non-payment of scheduled interest, dividends or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing Fixed Income Securities would satisfy the Issuer’s obligation in the event of non-payment of scheduled interest, dividends or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of an Issuer, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Fixed Income Security. The collateral securing Fixed Income Securities may lose all or substantially all of its value in the event of the bankruptcy of an Issuer.

Shares of Other Investment Companies. The Trust will take expenses into account when evaluating the investment merits of an investment in an investment company. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in this prospectus in the sections entitled “Investment Objective and Principal Investment Strategies—Leverage” and “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than those employed by the Advisor.

No active trading market is likely to exist for some or all of the Fixed Income Securities. The Trust anticipates that substantially all of the Fixed Income Securities in which the Trust will invest will likely not be rated by a rating agency, will not be registered with the Securities and Exchange Commission (the “SEC”), or any state securities commission, and will likely not be listed on any national securities exchange. The amount of public information available with respect to the Fixed Income Securities will generally be less extensive than that available for registered or exchange-listed securities.

Other Investment Policies:

The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities (“Non-U.S. Securities”) of Issuers located anywhere in the world, including Issuers located in emerging market countries. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency on a specified date. Some Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. Issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. The Trust will be subject to additional risks if it invests in Non-U.S. Securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the Issuer, whether from currency blockage or otherwise.

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The Trust may invest in emerging market Issuers, which may involve unique risks compared to investing in the securities of U.S. Issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include Fixed Income Securities of: (a) supranational entities; (b) foreign corporate Issuers; (c) U.S. corporate Issuers; and (d) corporations that generate significant profits from emerging market countries. The Trust may also invest in securities denominated in currencies of emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There is no minimum rating criteria for the Trust’s investments in such securities. These Issuers may be subject to risks that do not apply to Issuers in larger, more developed countries. Less information about non-U.S. Issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. The U.S. dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

The Trust may, from time to time, take defensive positions that are inconsistent with the Trust’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Trust may not achieve its investment objective. The Advisor may invest the Trust’s cash balances in any investments it deems appropriate. The Advisor expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Trust in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Advisor and the Trust’s portfolio manager are subjective.

Risk Management Techniques:

In addition to the securities described above, the Trust may, but is not required to, use various other “Risk Management Transactions” described below for hedging and risk management purposes or to enhance total return. Such Risk Management Transactions are commonly used in modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the Trust may seek to use Risk Management Transactions to further the Trust’s investment objectives, no assurance can be given that they will be successful.

The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments (see “Risk Factors” below). The Trust may use Risk Management Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, or manage the effective maturity or duration of the Trust’s portfolio. The Trust may use Risk Management Transactions to enhance total returns.

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Risk Management Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Risk Management Transactions depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Risk Management Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Risk Management Transactions are not otherwise available to the Trust for investment purposes. Please see “Investment Objective and Principal Investment Strategies—Risk Management Techniques.”

Use of Proceeds:

The net proceeds of the continuous offering of Shares, after payment of the sales load, will be invested in accordance with the Trust’s investment objective and strategies as soon as practicable. The Advisor expects that substantially all of the Trust’s assets will be invested within approximately six to twelve months after termination of the initial offering period, which is expected to occur on or about           , 2014, although the investment process may take longer. Please see “Use of Proceeds.”

Repurchases:

The Trust is a closed-end management investment company. Closed-end management investment companies differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end management investment companies do not typically redeem their shares at the option of a shareholder. Rather, the shares of a closed-end management investment company typically trades in the secondary market via a stock exchange. Unlike many closed-end management investment companies, however, the Trust’s Shares will not be listed on a stock exchange. Instead liquidity will be available only through limited tender offers described below. An investment in the Trust is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.

No investor will have the right to require the Trust to redeem Shares and you will not be able to redeem your Shares on a daily basis because the Trust is a closed-end management investment company. However, the Trust may from time to time offer to repurchase a portion of its outstanding Shares pursuant to tenders offers.

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Repurchases will be made at such times and on such terms as may be determined by the Board of Trustees (the “Board”) in its sole discretion. In determining whether the Trust should offer to repurchase Shares from investors, the Board will consider the recommendations of the Advisor. The Trust’s initial Tender Valuation Date (as defined below) will be determined by the Board. Thereafter, the Advisor expects that generally it will recommend to the Board that the Trust offer to repurchase, through a tender offer, a portion of the Shares from investors four times each year, effective March 31, June 30, September 30 and December 31. The Board will typically consider the following factors, among others, in making this determination: (i) whether any investors have requested that the Trust repurchase their Shares; (ii) the liquidity of the Trust’s assets; (iii) the investment plans and working capital requirements of the Trust; (iv) the relative economies of scale with respect to the size of the Trust; (v) the history of the Trust in repurchasing Shares; (vi) the condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Shares.

It is anticipated that each tender offer of the Trust will extend only to a specified portion of the Trust’s net assets based upon, among other things, the liquidity of the Trust’s assets.

Repurchase Fee:

Any investor that sells Shares to the Trust in a tender offer that has a Tender Valuation Date (as defined below) within the 180-day period following the original issue date of the Shares will be subject to a repurchase fee at a rate of 2% of the aggregate net asset value of the investor’s Shares repurchased by the Trust (a “repurchase fee”). For illustrative purposes, an investor that acquires Shares on April 1 would not incur a repurchase fee for participating in a tender offer that has a Tender Valuation Date of March 31 of the following year. Payment of the repurchase fee will be made by netting the fee against the repurchase proceeds. The repurchase fee will be retained by the Trust for the benefit of remaining shareholders. If an investor has made multiple subscriptions and tenders a portion of its Shares, the repurchase fee will be calculated on a first-in/first-out basis. If the aggregate Shares tendered by investors in response to the Trust’s tender offer exceed the amount of the Trust’s tender offer, tendering Investors will generally participate on a pro rata basis. See “Share Repurchases and Tenders” below for additional information about Share repurchases.

The Trust’s tender offers are subject to additional terms, conditions and restrictions. Although the Trust intends to engage in periodic repurchases as described herein, no assurances can be given that such repurchases will occur or that any Shares you tender will be repurchased.

Leverage:

The Trust is authorized to borrow in amounts up to 33 1/3% of the value of its total assets at the time of such borrowings. This practice is known as “leverage.” The Trust may borrow funds for administrative purposes, such as (a) repurchasing Shares of the Trust in the event that the Trust has no available cash or immediately available liquid investments, (b) paying fees and expenses, and/or (c) meeting distribution requirements for eligibility to be treated as a RIC that would otherwise result in the liquidation of investments. The Trust may also utilize financial leverage as part of its investment strategy to purchase portfolio securities and for portfolio management purposes. The Trust may borrow from banks and other financial institutions and through the issuance of Preferred Shares. The Trust’s leveraging strategy may not be successful. Please see “Investment Objective and Principal Investment Strategies—Leverage,” “Risk Factors” and “Description of Shares—Preferred Shares.”

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Board of Trustees:

The Board of the Trust has overall responsibility for monitoring the Trust’s investment program and its management and operations. Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor. See “Management”.

Incentive Fee to Advisor:

The Trust will pay the Advisor a performance-based incentive fee (the “Incentive Fee”) annually in arrears. Subject to an annual 8.0% preferred return to the shareholder, which we refer to as the Hurdle, the Incentive Fee is determined as of the end of the Fiscal Year, which runs from January 1 to December 31, in an amount equal to 80.0% of the Trust’s “Pre-Incentive Fee Net Investment Income” for each Fiscal Year. No Incentive Fees are payable to the Advisor on any realized capital gains. For purposes of calculating the Incentive Fee to the Advisor, “Pre-Incentive Fee Net Investment Income” means, with respect to any Fiscal Year, the interest income, dividend income and other income (including any fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from an investment) accrued during the Fiscal Year, minus our operating expenses for the Fiscal Year. Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash, such as the amount of any market discount we may accrue on debt instruments we purchase below par value. All calculations of Pre-Incentive Fee Net Investment Income will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Trust (excluding the Incentive Fee) and any amounts necessary, in the Advisor’s sole discretion, as appropriate reserves for such expenses.

The Incentive Fee presents certain risks that are not present in investment Trusts without Incentive Fees. Please see “Risk Factors.”

Other Fees:

Shareholder Services Fee. The Trust has adopted a “Shareholder Services Plan” under which the Trust may compensate financial industry professionals for providing ongoing services in respect of clients to whom they have distributed Shares of the Trust. Such services may include electronic processing of client orders, electronic Trust transfers between clients and the Trust, account reconciliations with the Trust’s Transfer Agent, facilitation of electronic delivery to clients of Trust documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Trust or the Advisor may reasonably request. The Trust may incur such foregoing expenses on an annual basis equal to 0.25% of its average NAV.

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Expenses:

The Trust pays all of its operational and investment expenses, including, but not limited to, brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense, and all ongoing ordinary administrative and operational costs of the Trust, including (but not limited to) legal costs, accounting costs, taxes and any fees paid to the Trust Administrator and the Custodian (each as defined below) and all expenses incurred in connection with the continuous offering and sale of its Shares and communications with Shareholders. The Trust also directly pays any extraordinary operating expenses.

The Advisor bears all ongoing ordinary administrative and operational costs of the Advisor, including employees’ salaries, facilities, travel costs, technology costs, office supplies, research and data costs, and its own legal, accounting and filing fees.

Investor Suitability:

An investment in the Trust involves a considerable amount of risk. It is possible that you will lose money. An investment in the Trust is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.  Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investor should invest in the Trust only money that it can afford to lose, and it should not invest in the Trust money to which it will need access in the short-term or on a frequent basis. In addition, all investors should be aware of how the Trust’s investment strategies fit into their overall investment portfolios because the Trust is not designed to be, by itself, a well-balanced investment for a particular investor.

An investment in the Trust is suitable only for investors who can bear the risks associated with the illiquidity of the Trust’s Shares and should be viewed as a long-term investment. The Trust should be considered to be an illiquid investment. Investors will not be able to redeem Shares on a daily basis because the Trust is a closed-management investment company. The Trust’s Shares are not traded on an active market and there is currently no secondary market for the Shares, nor does the Trust expect a secondary market in the Shares to develop. However, limited liquidity may be available through the tender offers described in this prospectus.

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Minimum Investment:	The minimum initial investment in the Trust is $ . However, the Trust or the Advisor may waive such requirement from time to time for certain investors.
Subscription for Shares:

The full subscription amount is payable in federal funds, which must be received by the Distributor no later than three Business Days before the effective date of the Share purchase including the termination of the Trust’s initial offering period. Shares purchased after the initial offering period will be issued at net asset value as of the effective date of the Share purchase. For more information, please see “Plan of Distribution.”

Each prospective shareholder must complete the subscription documents. In order for a purchase to be accepted, the Distributor must receive the executed subscription documents before the date as of which Shares are to be issued.

However, in the Trust’s discretion, subscription documents received after this deadline (but before the effective date of the Share purchase) may be accepted. For more information regarding minimum investments, please see “Plan of Distribution.”

Sales Loads:

Shares are sold subject to a sales load of 3.00%. The Distributor acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Shares may be offered through other brokers or dealers (referred to as “selling agents”) that have entered into selling agreements with the Distributor. The Distributor may reallow the full amount of the sales load to the brokers or dealers that act as selling agents for the Trust. The actual sales load paid by shareholders may vary among and within selling agents. Shareholders should consult with their financial intermediaries about any additional fees or charges they might impose.

Distributions; Automatic Dividend Reinvestment Plan:

The Trust expects to pay distributions on the Shares on a quarterly basis from its net investment income, if any.

Distributions and capital gain distributions paid by the Trust will be reinvested in additional Shares of the Trust unless a shareholder “opts out” (elects not to reinvest in Shares). Shareholders may opt out by indicating that choice on the subscription documents. Shareholders may also change their election at any time by contacting the Administrator (as defined below). Shares purchased by reinvestment will be issued at their net asset value on the ex-dividend date (generally, the last Business Day of a month). There is no sales load or other charge for reinvestment. The Trust reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions.

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Pursuant to the Trust’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) will be automatically reinvested by the Trust in additional Shares of the Trust. Election not to participate in the Plan and to receive all dividends and capital gain distributions in cash may be made by indicating that choice on the subscription documents or by contacting the Administrator.

Shareholders who receive distributions in the form of Shares generally will be subject to the same U.S. federal, state and local tax consequences as shareholders who elect to receive their distributions in cash, but will not receive any corresponding cash distributions with which to pay any applicable taxes.

Transferability of Shares:	There is currently no market for Shares and none is expected to develop. Transfers of Shares effected without compliance with the Declaration of Trust will not be recognized by the Trust.
Valuation:

The net asset value of the Common Shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. Net asset value per common share will be determined daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The Trust calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Trust (the value of the Trust’s portfolio securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding Common Shares of the Trust.

Regulated Investment Company Status:

We intend to elect to be treated, and intend to qualify annually thereafter, as a “regulated investment company” (a “RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, we generally do not pay corporate-level U.S. federal income taxes on any net ordinary income or net capital gains that we timely distribute to our shareholders as dividends. To maintain our qualification as a RIC and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and net realized short-term capital gains, if any, in excess of our net realized long-term capital losses.

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Exculpation, Indemnification, etc.:

Under the Trust’s Declaration of Trust, the Trust has agreed to indemnify each member of its Board and its officers and the Advisor and its affiliates (including such persons who serve at the Trust’s request as directors, officers, members, partners or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (each such person hereinafter referred to as a “Trust Covered Person”) against all liabilities and expenses, except with respect to any matter as to which such Trust Covered Person shall not have acted in good faith in the reasonable belief that such Trust Covered Person’s action was in or not opposed to the best interests of the Trust and except that no Trust Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Trust Covered Person would otherwise be subject by reason of willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trust Covered Person’s position. Upon certain conditions, the Trust may advance expenses incurred by any Trust Covered Person in advance of the final disposition of any such action, suit or proceeding.

Reports:

The Trust will distribute a semi-annual report containing unaudited financial statements and an annual report containing audited financial statements within 60 days of the end of each semi-annual or annual period, respectively.

In addition, in the event of any request to hold harmless or indemnify any person as permitted under §17(h) and (i) of the Investment Company Act, including (i) where liability has not been adjudicated, (ii) where the matter has been settled, or (iii) in situations involving an advancement of attorney’s fees or other expenses, the Trust will follow SEC policy regarding such matters, including such policy as set forth in Release No. 11330, so long as the interpretation of §17(h) and 17(i) of the 1940 Act contained in that release remains in effect.

Administrator:

The Trust has entered into an administration agreement (the “Administration Agreement”) with (the “Administrator”). The Administrator and/or its affiliates are responsible for certain matters pertaining to the administration of the Trust, including: (a) maintaining corporate and financial books and records of the Trust, (b) providing administration services and (c) performing other accounting and clerical services necessary in connection with the administration of the Trust. The services performed by the Administrator may be completed by one or more of its affiliated companies.

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Distributor:

                                                          is the principal underwriter and distributor of the Shares and serves in that capacity on a best-efforts basis, subject to various conditions. Additional dealers or other financial intermediaries may be appointed by the Distributor.

The Trust pays the Distributor an ongoing fee (the “Distribution and Service Fee”) at an annualized rate of 1.00% of the average net assets of the Trust. The Distributor may pay all or a portion of the Distribution and Service Fee to the selling agents that sell Shares of the Trust. Payment of the Distribution and Service Fee is governed by the Trust’s Distribution and Service Plan. See “Plan of Distribution—Distribution Agreement” below.

The Advisor and/or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Trust, to selling agents in connection with the sale and/or distribution of Shares or the retention and/or servicing of shareholder accounts.

Transfer Agent:
Independent Registered Public Accounting Firm:
Custodian:

                     (the “Custodian”) acts as custodian to Trust pursuant to an agreement between the Custodian and the Trust. In furtherance of its duties to the Trust, the Custodian may appoint sub-custodians from time to time. Other entities may be appointed in the future to provide custodial services to the Trust.

Risks:

Principal risks associated with investing in the Trust include, but are not limited to, the following:

•The Trust is newly organized and has no operating history.

•Shareholders may lose capital and/or the Trust may fail to effectively achieve its investment objective.

•The Shares will not be traded on any securities exchange or other market and are subject to restrictions on transfer.

•Although the Trust may offer to repurchase Shares (or a portion thereof) from time to time, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Trust.

•The Shares are appropriate only for shareholders who can tolerate a high degree of risk and do not require a liquid investment.

•The Trust is classified as a “non-diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single Issuer is not limited by the 1940 Act. As a result, the Trust’s investment portfolio may be subject to greater risk and volatility than if investments were made in the securities of a broad range of Issuers.

•The Trust’s intention to qualify as a RIC may in some cases prevent it from taking advantage of attractive investment opportunities or may force it to liquidate investments at disadvantageous times or prices.

See “Risk Factors.”

Selected Conflicts of Interest:

Various potential conflicts of interest may arise from the overall investment activities of the Advisor and its affiliates (collectively “Forefront”) and the Trust to the extent other vehicles and/or accounts advised by the Advisor have investment objectives that may overlap, in whole or in part, with those of the Trust. You should read and consider carefully the complete list of conflicts of interest described below under “Conflicts of Interest” before purchasing Shares in this offering.

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SUMMARY OF FEES AND EXPENSES

This table describes the fees and expenses of the Trust that you will incur (directly or indirectly) if you buy and hold Shares in the Trust. Because the Trust has no operating history, many of these expenses are estimates. The fees are described below in the section “Management of the Trust—Management Agreement.”

Shareholder Transaction Expenses:

Sales Load (as a percentage of the offering price)(1)	3.00%

Management Fee (2)	0.00%

Annual Expenses (as a percentage of net assets of the Trust):	%

Other Expenses(3)	%

Distribution and Service Fee(4)	1.00%

Incentive Fee(5) (Post 8.00% Preferred Return to the investor)	80.00%

Total Annual Expenses (Excludes Incentive Fee)	%

(1)	The Distributor acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Trust may be offered through other brokers or dealers (selling agents) that have entered into selling agreements with the Distributor. Shares are sold subject to a sales load of 3.00%. The actual sales load paid by shareholders may vary among and within selling agents. Shareholders should consult with their financial intermediaries about any additional fees or charges they might impose.
(2)	The Trust will not pay the Advisor a fixed management fee.
(3)	“Other Expenses” are estimated based on anticipated annual expenses for the Trust’s operations and the Trust’s anticipated expenses, and includes professional fees and other expenses, including, without limitation, offering costs, SEC filing fees, FINRA filing fees, administration fees, investor servicing fees, custody fees, trustee fees, insurance costs, financing costs and other expenses that the Trust will bear.
(4)	The Trust pays the Distributor a Distribution and Service Fee at an annualized rate of 1.00% of the average net assets of the Trust. The Distributor may pay all or a portion of the Distribution and Service Fee to the selling agents that sell Shares of the Trust. Payment of the Distribution and Service Fee is governed by the Trust’s Distribution and Service Plan. Please see “Plan of Distribution–Distribution Agreement.”
(5)	The Trust will pay the Advisor a performance-based Incentive Fee promptly after the end of each fiscal quarter of the Trust. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 80.0% of the amount of the Trust’s Pre-Incentive Fee Net Investment Income, once the 8% Hurdle rate is achieved.

The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly. The table assumes the reinvestment of all dividends and distributions at net asset value. For a more complete description of the various fees and expenses of the Trust, please see “Management of the Trust.”

Example:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

The “Example” is based on the expenses set forth in the table above and should not be considered a representation of the Trust’s future expenses. Actual expenses of the Trust may be higher or lower than those shown. Moreover, the annual return may be greater or less than the hypothetical 5% return in the table above; if the annual return were greater, the amount of fees and expenses would increase.

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THE TRUST

The Trust is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act, as amended (the “Investment Company Act”). The Trust was organized as a Delaware statutory trust on March 11, 2014, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Trust has no operating history. The Trust’s principal office is located at 590 Madison Avenue, 34th Floor, New York, New York 10022 and its telephone number is (212) 607-8150.

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USE OF PROCEEDS

The Trust is offering, pursuant to this Prospectus on a best efforts basis, Common Shares at a purchase price equal to their net asset value of $            per share plus initial sales compensation of up to $       per share. The offering price is subject to reduction to the extent sales compensation may be reduced as described in “Plan of Distribution”. The minimum required purchase by each investor is         Shares. However, the Trust, in its sole discretion, may accept investments below these minimums. A selling agent or the Distributor may establish a higher minimum investment amount for its clients.

The proceeds will be invested in accordance with the Trust’s investment objective and strategies as soon as practicable. The Advisor expects that substantially all of the Trust’s assets will be invested within approximately six to twelve months after termination of the initial offering period, which is expected to occur on or about             , 2015, although the investment process may take longer.

Pending the investment of the proceeds pursuant to the Trust’s investment objective and principal strategies, the Trust may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, the Trust may maintain a portion of the proceeds in cash to meet operational needs. The Trust may be prevented from achieving its objective during any time in which the Trust’s assets are not substantially invested in accordance with its principal investment strategies.

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Investment Objective and Principal Investment Strategies

Investment Objective

The Trust’s investment objective is to seek current income, by primarily investing in Fixed Income Securities. The Trust’s investment objective is not fundamental and can be changed by the Board without shareholder approval.

Investment Strategy

The Trust expects to generate current income by investing in short term, high yield Fixed Income Securities that are deep value opportunities which offer prospective returns that are disproportionate to their associated risk profile. We expect such opportunities will be in a variety of different industries with a concentration of at least 25% invested in short term business and credit institutions. The policy to concentrate in an industry is a fundamental policy of the Trust and may not be changed without shareholder approval. If there is an attractive opportunity, we may invest in smaller or larger companies. The Trust expects the investments to be non-correlated to the equity markets and structured to have certain terms, protections and features that the Advisor believes may mitigate the risk of the investment. Some of these features may include but are not limited to: senior secured investments, collateralization of specific assets, personal guarantees, insurance guarantees, default penalties, restrictions concerning change and control and provisions based on financial performance and certain controls and mechanisms on operations.

By investing in Fixed Income Securities with shorter term maturities and more frequent interest payments (monthly or quarterly) as compared to similar investments, the Advisor believes that the Trust may be able to enhance the overall liquidity of the Trust’s portfolio.

Portfolio Composition

The Trust’s portfolio will be composed principally of the following investments. Additional information with respect to the Trust’s investment policies and restrictions and certain of the Trust’s portfolio investments is contained in the SAI.

Asset-Backed Securities. The Trust may invest in loans that are asset-backed securities. Asset-backed securities are a form of structured debt obligation. The collateral for these securities may include but is not limited to such assets as: accounts receivables; contracts; hard assets such as property, plant and equipment; leases; loans; intellectual property. Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and certain asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the Issuer that is senior to that held by subordinated debt holders and stockholders of the Issuer. The Trust, as a direct lender to the borrower, assumes the credit risk of the borrower directly.

Second Lien or Subordinated Loans. The Trust may invest in Second Lien or Subordinated Loans, which have the same characteristics as Senior Loans except that such loans are second in lien priority rather than first. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Trust.

Dividend Yielding Preferred Securities or “Preferred”. The Trust may invest in Preferred. The Preferred generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of an Issuer’s assets. This means that an Issuer must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on Preferred must be declared by the Issuer’s board of directors. Income payments on Preferred currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. The Trust does not envision investing in non-cumulative preferred securities. There is no assurance that dividends or distributions on the Preferred in which the Trust invests will be declared or otherwise made payable.

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Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of Preferred typically have a liquidation value that generally equals the original purchase price at the date of issuance.

Fixed Income Securities are subject to the risk of non-payment of scheduled interest, dividends or principal. Such nonpayment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing Fixed Income Securities would satisfy the Issuer’s obligation in the event of non-payment of scheduled interest, dividends or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of an Issuer, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Fixed Income Security. The collateral securing Fixed Income Securities may lose all or substantially all of its value in the event of the bankruptcy of an Issuer.

Shares of Other Investment Companies. The Trust will take expenses into account when evaluating the investment merits of an investment in an investment company. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in this prospectus in the sections entitled “Investment Objective and Principal Investment Strategies—Leverage” and “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than those employed by the Advisor.

No active trading market is likely to exist for some or all of the Fixed Income Securities. The Trust anticipates that substantially all of the Fixed Income Securities in which the Trust will invest will likely not be rated by a rating agency, will not be registered with the SEC, or any state securities commission, and will likely not be listed on any national securities exchange. The amount of public information available with respect to the Fixed Income Securities will generally be less extensive than that available for registered or exchange-listed securities.

Other Investment Policies

The Trust may invest in U.S. dollar-denominated securities and Non-U.S. Securities of Issuers located anywhere in the world, including Issuers located in emerging market countries. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency on a specified date. Some Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. Issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. The Trust will be subject to additional risks if it invests in Non-U.S. Securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the Issuer, whether from currency blockage or otherwise.

The Trust may invest in emerging market Issuers, which may involve unique risks compared to investing in the securities of U.S. Issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include Fixed Income Securities of: (a) supranational entities; (b) foreign corporate Issuers; (c) U.S. corporate Issuers; and (d) corporations that generate significant profits from emerging market countries. The Trust may also invest in securities denominated in currencies of emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There is no minimum rating criteria for the Trust’s investments in such securities. These Issuers may be subject to risks that do not apply to Issuers in larger, more developed countries. Less information about non-U.S. Issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. The U.S. dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

The Trust may, from time to time, take defensive positions that are inconsistent with the Trust’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Trust may not achieve its investment objective. The Advisor may invest the Trust’s cash balances in any investments it deems appropriate. The Advisor expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Trust in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Advisor and the Trust’s portfolio manager are subjective.

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Risk Management Techniques

In addition to the securities described above, the Trust may, but is not required to, use various other “Risk Management Transactions” described below for hedging and risk management purposes or to enhance total return. Such Risk Management Transactions are commonly used in modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the Trust may seek to use Risk Management Transactions to further the Trust’s investment objectives, no assurance can be given that they will be successful.

The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments (see “Risks Factors” below). The Trust may use Risk Management Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, or manage the effective maturity or duration of the Trust’s portfolio. The Trust may use Risk Management Transactions to enhance total returns.

Risk Management Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Risk Management Transactions depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Risk Management Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Risk Management Transactions are not otherwise available to the Trust for investment purposes. A more complete discussion of Risk Management Transactions and their risks is contained in the Trust’s SAI under the heading “Investment Objectives and Techniques—Risk Management Techniques.”

Leverage

The Trust is authorized to borrow in amounts up to 33 1/3% of the value of its total assets at the time of such borrowings. This practice is known as “leverage.” The Trust may borrow funds for administrative purposes, such as (a) repurchasing Shares of the Trust in the event that the Trust has no available cash or immediately available liquid investments, (b) paying fees and expenses, and/or (c) meeting distribution requirements for eligibility to be treated as a RIC that would otherwise result in the liquidation of investments. The Trust may also utilize financial leverage as part of its investment strategy to purchase portfolio securities and for portfolio management purposes.

The Trust’s policy on leverage allows the Trust to use leverage in the form of borrowings (“Borrowings”) and/or the issuance of preferred shares (“Preferred Shares”) to the maximum extent permitted under the 1940 Act. The Advisor and the Trust’s Board will regularly review the Trust’s use of leverage. Although it has no current intention to do so, the Trust may use leverage through the issuance of Preferred Shares in an aggregate amount of up to 50% of the Trust’s total assets immediately after such issuance. There can be no assurance that any leveraging strategy the Trust employs will be successful during any period in which it is employed.

Any leverage incurred by the Trust as referred to above would generally have complete priority upon the distribution of assets over the Trust’s Common Shares. The timing of any leverage and the terms of the leverage would be determined by the Advisor.

The rights of lenders to receive interest on and repayment of principal of any borrowings will be senior to those of the common shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Trust, including the payment of distributions in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Trust’s status as a RIC under the Code, the Trust intends to repay the borrowings.

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Certain types of Borrowings may result in the Trust being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Trust may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Trust to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Trust from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Trust to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Trust to limit its investment in a particular asset class. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or Preferred Shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisor from managing the Trust’s portfolio in accordance with the Trust’s investment objective and policies.

So long as the Trust’s portfolio is invested in securities that provide a higher rate of return than the interest rate or dividend rate of the leverage, after taking expenses into consideration, the leverage will cause common shareholders to receive a higher rate of return than if the Trust were not leveraged. The Trust’s leveraging strategy may not be successful.

The Trust’s Declaration of Trust authorizes the Trust, without prior approval of the common shareholders, to borrow money. In this connection, the Trust may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Trust’s assets. In connection with such borrowing, the Trust may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Trust, immediately after any such Borrowings, must have an “asset coverage” of at least 300%. With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Trust, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Trust. To the extent that the Trust does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Trust may not enter into any such transactions if the Trust’s borrowings would thereby exceed 33 1/3% of its total assets, less all liabilities and indebtedness of the Trust not represented by senior securities.

Leverage creates risk for the common shareholders, including the likelihood of greater volatility of NAV and market price of the Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the common shareholders or will result in fluctuations in the distributions paid on the Shares. To the extent total return exceeds the cost of leverage, the Trust’s return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with Trusts received from the use of leverage is less than the cost of leverage, the Trust’s return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as distributions and other distributions will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Trust’s leveraged position if it expects that the benefits to the common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Trust anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to common shareholders. The use of leverage creates risks and involves special considerations.

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Section 18(a) of the 1940 Act requires certain actions by the Trust if its asset coverage falls below certain levels. Under the 1940 Act, the Trust is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Trust’s total assets, less all liabilities and indebtedness of the Trust not represented by senior securities is at least 200% of the liquidation value of the outstanding Preferred Shares plus the amount of newer securities representing indebtedness ( i.e., the liquidation value may not exceed 50% of the Trust’s total assets, less all liabilities and indebtedness of the Trust not represented by senior securities). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Trust’s asset coverage is at least 200% of such liquidation value. If Preferred Shares are issued, the Trust intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on any Preferred Shares, the terms of any Preferred Shares issued are expected to include more stringent asset coverage maintenance provisions which will require the redemption of any such Preferred Shares in the event of non-compliance by the Trust, and may also prohibit distributions on the Shares in such circumstances. In order to meet repurchase requirements, the Trust may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. Prohibitions on distributions on the Shares could impair the Trust’s ability to qualify as a RIC under the Code. If the Trust has any Preferred Shares outstanding, two of the Trust’s Trustees will be elected by the holders of any such Preferred Shares as a class. The remaining Trustees of the Trust will be elected by common shareholders and any holders of Preferred Shares voting together as a single class. In the event the Trust failed to pay distributions on any Preferred Shares for two years, holders of any such Preferred Shares would be entitled to elect a majority of the Trustees of the Trust.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require detrimental dispositions of Trust securities.

Effects of Leverage

The following table illustrates the effect of leverage on the Trust’s Common Shares, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Trust’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. Please see “Risk Factors.”

The table further reflects the issuance of leverage representing 33 1/3% of the Trust’s managed assets, and the Trust’s currently projected annual interest rate on its leverage of 1.5%.

Assumed Portfolio Total Return (Net of Debt Service Expenses)	(10)%	(5)%	0%	5%	10%
Trust Common Share Total Return	(15.75)%	(8.25)%	(0.75)%	6.75%	14.25%

Funded Common Share Total Return is composed of two elements: common share distributions paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying interest on its leverage) and gains or losses on the value of the securities the Trust owns. As required by SEC rules, the table above assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Trust must assume that the distributions it receives from its investments are entirely offset by losses in the value of those investments.

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RISK FACTORS

An investment in the Trust entails a high degree of risk and is suitable only for investors for whom an investment in the Trust does not represent a complete investment program, and who fully understand and are capable of bearing the risk of an investment in the Trust. Prospective investors should carefully consider the following risk factors, among others, in determining whether an investment in the Trust is a suitable investment, and should consult their own legal, tax and financial advisors as to all these risks and an investment in the Trust generally. Prospective shareholders should only invest in the Trust as part of an overall investment strategy. The following list of risk factors is not a complete summary or explanation of the various risks involved in an investment in the Trust. There can be no assurance that the Trust will be able to achieve its investment objective, and investment results may vary substantially depending on when a shareholder purchased his or her Shares.

The Trust has no operating history.

The Trust is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle. During the Trust’s start-up period (approximately six to twelve months), the Trust may not achieve the desired portfolio composition. If the Trust commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective. The Trust’s Advisor has no experience managing a closed-end investment company. If the Trust fails to achieve its estimated size, expenses will be higher than expected. In addition, it may be difficult to implement the Trust’s strategy unless the Trust raises a meaningful amount of funds.

There is currently no secondary market for the Shares.

The Trust is a closed-end investment company and designed for long-term investors. Unlike many closed-end investment companies, the Trust’s Shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the Shares. Although the Trust may offer to repurchase Shares from time to time, no assurance can be given that these offers or repurchases will occur and an investor may not be able to liquidate its Shares for a substantial amount of time. The Board will determine when to repurchase Shares from investors. However, no assurance can be given that the Trust will repurchase Shares at all.

If the Trust repurchases more Shares than it is able to sell, the Trust’s net assets will decline and expense ratios may increase.

If the Trust repurchases more Shares than it is able to sell as part of its continuous offering, the Trust’s net assets will decline and expense ratios may increase and the Trust’s ability to achieve its investment objective may be adversely affected. Moreover, this may force the Trust to sell assets it would not otherwise sell and the Trust may be forced to sell Trust assets that may have declined in value. Such sales may affect the market for the assets being sold, which in turn, could diminish the value of an investment in the Trust. In addition, if the Trust borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares for repurchase by increasing the Trust’s expenses and reducing any net investment income. If a tender offer is oversubscribed, the Trust will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next tender offer to make another repurchase request. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular tender offer, thereby increasing both the likelihood that proration will occur and the likelihood the Trust will repurchase more Shares than it is able to sell.

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Issuers of debt securities held by the Trust may not make payments as required, which may result in losses to the Trust.

There is a risk that debt Issuers will not make payments, resulting in losses to the Trust. In addition, the credit quality of securities may be lowered if an Issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in Shares of the Trust. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an Issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Trust Shares. In addition, default may cause the Trust to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

The Trust’s inability to access loans for use as leverage may depress the returns of the Trust.

The use of leverage, such as borrowing money to purchase securities, by the Trust will magnify the Trust’s gains or losses. Generally, the use of leverage also will cause the Trust to have higher expenses (especially interest expenses) than those that do not use such techniques. In addition, a lender to the Trust may terminate or refuse to renew any credit facility. If the Trust is unable to access additional credit, it may be forced to sell investments at inopportune times, which may depress the returns of the Trust.

The Advisor’s judgments about the attractiveness, value and potential appreciation of particular asset class sectors and securities in which the Trust invests may prove to be incorrect and may not produce the desired results.

The NAV of the Trust changes daily based on the value of the securities in which it invests. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular asset class sector and securities in which the Trust invests may prove to be incorrect and may not produce the desired results.

An investment in our Shares is subject to investment risk, including the possible loss of the entire principal amount invested.

An investment in our Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in our Shares represents an indirect investment in the securities owned by the Trust. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your Shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

We may experience fluctuations in our periodic results, and if we fail to achieve our investment objective, the net asset value of our Shares may decline.

We could experience fluctuations in our periodic results due to a number of factors, some of which are beyond our control, including our ability to make investments in companies that meet our investment criteria, the level of our expenses (including the interest rates payable on our borrowings and the dividend rates on any preferred shares we may issue, to the extent applicable), variations in and the timing of the recognition of realized and gains or losses and unrealized appreciation and depreciation, the degree to which we encounter competition in our markets and general economic conditions may prevent us from achieving the intended hedge and expose us to risk of loss.

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We are authorized to utilize financial leverage to the maximum extent allowable under the 1940 Act.

There are risks associated with borrowing or issuing Preferred Shares in an effort to increase the yield and distributions on the Shares, including that the costs of the financial leverage exceed the income from investments made with such leverage, the higher volatility of the net asset value of the Shares, and that fluctuations in the interest rates on the borrowing or dividend rates on Preferred Shares may affect the yield and distributions to the Shareholders. The Trust’s use of leverage also may impair the ability of the Trust to maintain its qualification for federal income taxes as a RIC.

As long as the Trust is able to invest the proceeds of any financial leverage in Senior Loans or other investments that provide a higher net return than the then cost of such financial leverage (i.e., the current interest rate on any borrowing or dividend rate of any Preferred Shares after taking into account the expenses of any borrowing or Preferred Shares offering) and the Trust’s operating expenses, the effect of leverage will be to cause the Shareholders to realize a higher current rate of return than if the Trust were not leveraged. However, if the current costs of financial leverage were to exceed the return on such proceeds after expenses (which the Advisor believes to be an unlikely scenario), the Shareholders would have a lower rate of return than if the Trust had an unleveraged capital structure.

During any annual period when the Trust has a net payable on the interest due on borrowings or the dividends due on any outstanding Preferred Shares, the failure to pay on such amounts would preclude the Trust from paying dividends on the Shares. The rights of lenders to the Trust to receive interest on and repayment of principal on any borrowings will be senior to those of the holders of the Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Trust, including the payment of dividends to holders of Shares in certain circumstances, and may require the Trust to pledge assets to secure such borrowing. Further, the terms of such borrowing may, and the 1940 Act does (in certain circumstances), grant to the lenders to the Trust certain voting rights in the event of default in the payment of interest on or repayment of principal. In addition, under the 1940 Act, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration and after deducting the amount of such dividend or distribution, the Trust is in compliance with the asset coverage requirements of the 1940 Act. Such prohibition on the payment of dividends or distributions might impair the ability of the Trust to maintain its qualification, for federal income tax purposes, as a RIC. The Trust intends, however, to the extent possible, to repay borrowings or redeem any outstanding preferred securities from time to time if necessary, which may involve the payment by the Trust of a premium and the sale by the Trust of portfolio securities at a time when it may be disadvantageous to do so, to maintain compliance with such asset coverage requirements.

Subject to the restrictions of the 1940 Act, the Trust may “releverage” through incurrence of new borrowing, or the reissuance of Preferred Shares and in connection with which the Trust, and indirectly the Shareholders, would incur the expenses of such releveraging. Any borrowing will likely rank senior to or pari passu with all other existing and future borrowings of the Trust. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to Shareholders.

Although the Trust does not have any immediate intention to do so, the Trust may in the future issue Preferred Shares as a form of financial leverage. Any such Preferred Shares of the Trust would be senior to the Trust’s Shares, such that holders of Preferred Shares would have priority over the distribution of the Trust’s assets, including dividend and liquidating distributions. It is presently believed that any such Preferred Shares of the Trust would not be listed on any exchange and would be bought and sold in auctions through participating broker-dealers. If the Trust were to issue Preferred Shares, the Trust could be subject to, among other things, (i) more stringent asset coverage provisions, (ii) restrictions on certain investment practices and (iii) the imposition of certain minimum issue size, Issuer geographical diversification and other requirements for determining portfolio assets that are eligible for computing compliance with their asset coverage requirements in connection with an investment grade rating for such Preferred Shares from one or more nationally recognized statistical rating shares by the Trust entails certain initial costs and expenses and certain ongoing administrative and accounting expenses, as well as costs of interest payments and dividends on the leverage. All of these costs and expenses will be borne by the Trust’s Shareholders and will reduce the income or net assets available to Shareholders. If the Trust’s current investment income were not sufficient to meet interest expenses on any borrowing or dividend requirements on any Preferred Shares, the Trust might have to liquidate certain of its investments in order to meet required interest or dividend payments, thereby reducing the net asset value attributable to the Trust’s Shares. If there are Preferred Shares issued and outstanding, holders of the Preferred Shares will elect two Trustees. In addition, the terms of any Preferred Shares or borrowing may entitle holders of the Preferred Shares or lenders, as the case may be, to elect a majority of the Board of Trustees in certain other circumstances.

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The Incentive Fee may create an incentive for the Advisor to cause the Trust to make investments that are riskier or more speculative that those that might have been made in the absence of the Incentive Fee, which may adversely impact our results.

The Incentive Fee may create an incentive for the Advisor to cause the Trust to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee. In addition, the Advisor may time investments in order to maximize income under the Incentive Fee. While the Board does not monitor specific investment decisions by the Advisor and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the 1940 Act (relating to future determinations as to whether to renew the investment advisory agreement with the Advisor), expects to consider whether the Incentive Fee is fair and reasonable. In addition, although the Incentive Fee payable by the Trust is a similar structure to those of private investment funds, most registered investment companies do not pay an Incentive Fee to their investment advisor.

The success of the Trust will depend, in large part, on the Advisor and key personnel.

The success of the Trust will depend, in large part, upon the skill and expertise of Forefront Capital Management, LLC, the Advisor, to develop and implement investment strategies that achieve the Trust’s investment objective. The Advisor will be responsible for the Trust’s investment activities, and shareholders must rely on the Advisor and such other key Forefront personnel, including Bradley Reifler and David Wasitowski, to conduct and manage the Trust’s activities. In the event of the death, disability or departure of any such persons, the business and the performance of the Trust may be adversely affected. Such Forefront personnel may have other responsibilities throughout Forefront and, therefore, conflicts may arise in the allocation of personnel, management time, services or functions. The ability of the Advisor and such personnel to access other professionals and resources within other groups at Forefront for the benefit of the Trust may be limited under certain circumstances. See “Conflicts of Interest-Forefront Policies and Procedures”.

Individual investment professionals at the Advisor and its affiliates manage multiple accounts for multiple clients, which may result in potential conflicts of interest.

Individual investment professionals at the Advisor and its affiliates manage multiple accounts for multiple clients. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Trust. Investment Personnel make investment decisions for each account, including the Trust, based on the investment objectives, policies, practices, benchmarks, cash flows and other relevant investment considerations applicable to that account. Alternatively, these accounts may be managed in a similar fashion to the Trust and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Trust.

There are no limitations on investment strategies the Trust may employ.

In accordance with the Trust’s investment objective, the Advisor will implement such strategies or discretionary approaches it believes from time to time may be best suited to prevailing market conditions, subject to the limitations set forth by the Board. There can be no assurance that the Advisor will be successful in implementing any particular investment strategy or discretionary approach or that it will be able to effectively achieve the Trust’s trading or investment activities.

The Trust’s concentration in a single industry means the Trust will be subject to greater volatility than an investment company that is not so concentrated.

Because the Trust will invest more than 25% of its assets in the short term business and credit institution industry, the Trust will be subject to greater volatility risk than an investment company that is not concentrated in a single industry. The Trust’s performance largely depends on the overall condition of the industries associated with such investments and the Trust will be susceptible to economic, political and regulatory risks or other occurrences associated with this industry.

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Risks Related to the Specific Investments

When the Trust invests in fixed income securities, the value of your investment in the Trust will fluctuate with changes in interest rates.

When the Trust invests in fixed income securities, the value of your investment in the Trust will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments) and extension risk (the debtor may pay its obligation later than expected, lengthening the maturity of a security). These risks could affect the value of a particular investment, possibly causing the Trust’s share price and total return to be reduced and fluctuate more than other types of investments.

The risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to below investment grade securities, which are often subordinated and unsecured.

The risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to below investment grade securities, which are often subordinated and unsecured. Senior Loans’ higher standing in an Issuer’s capital structure has historically resulted in generally higher recoveries than other below investment grade securities in the event of a corporate reorganization or other restructuring. Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest. The Trust’s investments in Senior Loans will typically be below investment grade and should be considered speculative because of the credit risk of their Issuers.

Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans.

Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.

Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements.

Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

The Trust’s investments in preferred securities carry special risks, including:

Deferral.  Preferred securities may include provisions that permit the Issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the Issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Limited Voting Rights.  Generally, preferred security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the Issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the Issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

Special Redemption Rights.  In certain varying circumstances, an Issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws. As with call provisions, a special redemption by the Issuer may negatively impact the return of the security held by the Trust.

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Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest to the Trust.

Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s Issuer, obligor or guarantor may not be able to make its payments of interest and principal. If that happens, the value of the bond may decrease, the Trust’s share price may decrease and its income may be reduced. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Trust’s ability to sell its bonds. Such securities also may include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Trust’s share price. The Advisor’s assessment of an Issuer’s credit quality may prove incorrect and the Trust could suffer losses.

Our portfolio may be focused in a limited number of portfolio companies or industry sectors, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or industry sectors experience a downturn.

We may invest in a limited number of investments and, consequently, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few Issuers. In addition, our investments may be concentrated in a limited number of industry sectors and, as result, a market downturn affecting one of our portfolio companies or industry sectors could materially adversely affect us.

As non-diversified investment company under the 1940 Act, and the rules and regulations thereunder, the Trust may invest a greater portion of their respective assets in a more limited number of Issuers than a diversified Trust. The Trust’s investment portfolio will have significant investments in short term business and credit institutions. While the Trust intends to comply with the diversification requirements of the Code applicable to regulated investment companies, the Trust’s investment program may nonetheless present greater risk to an investor than an investment in a diversified company due to the impact changes in financial conditions or short term credit market activity may have on the value of the Shares.

Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

While we invest primarily in U.S. Issuers, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet our investment criteria, subject to the requirements of the 1940 Act. Investing in foreign companies, and particularly those in emerging markets, may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and Issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing our rights as equity holders in foreign jurisdictions. In addition, to the extent we invest in non-U.S. companies, we may face greater exposure to foreign economic developments.

The Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar and changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments.

The Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar and changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Advisor may, but is not required to, elect for the Trust to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, caps, collars, floors and interest rate swaps to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in market prices and interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against a market price or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged.

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We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, in certain circumstances, we may be required to recognize taxable income prior to when we receive cash, such as the accrual of end-of-term payments, payment-in-kind (“PIK”) interest payments and/or original issue discount (“OID”). End-of-term payments are contractual and fixed interest payments due at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan. OID is recognized by us as non-cash income over the life of the applicable loan. Any end of term payments, PIK interest payments or OID may be included in our income before we receive any corresponding cash payment.

Since, in these cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses, if any, to maintain our qualification as a RIC and to avoid a 4% U.S. federal excise tax on certain of our undistributed income (as described below). In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain sufficient cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax.

There can be no assurance that the Trust will be able to successfully deploy its capital in the anticipated time frame of six to twelve months.

The Advisor expects that substantially all of the Trust’s assets will be invested within approximately six to twelve months after termination of the initial offering period, although the investment process may take longer, which may impact the Trust’s initial distributions to shareholders. The Trust’s ability to successfully invest its capital during this initial deployment period will depend on prevailing market conditions and a variety of other factors which are difficult to predict and there can be no assurance that such initial deployment of the Trust’s assets will not take longer than anticipated.

The Trust’s investments may involve credit or default risk, which may subject the Trust’s assets to additional risk of loss.

The Trust’s investments may involve credit or default risk, which is the risk that an Issuer or borrower will be unable to make principal and interest payments on its outstanding debt when due. The risk of default and losses on debt instruments will be affected by a number of factors, including global, regional and local economic conditions, interest rates, an Issuer’s equity and the financial circumstances of the Issuer, as well as general economic conditions. Such default risk will be heightened to the extent the Trust makes relatively junior investments in an Issuer’s capital structure since such investments are structurally subordinate to more senior tranches in such Issuer’s capital structure, and the Trust’s overall returns would be adversely affected to the extent one or more Issuers is unable to meet its debt payment obligations when due. To the extent the Trust holds a “mezzanine” interest in any Issuer that is unable to meet its debt payment obligations, such mezzanine interest could become subordinated to the rights of such Issuer’s creditors in a bankruptcy. Furthermore, the financial performance of one or more Issuers could deteriorate as a result of, among other things, adverse developments in their businesses, changes in the competitive environment or an economic downturn. As a result, underlying Issuers that the Trust expected to be stable may operate, or expect to operate, at a loss or have significant fluctuations in ongoing operating results, may otherwise have a weak financial condition or be experiencing financial distress and subject the Trust’s investments to addition risk of loss and default.

The Trust will not have control over the Issuers that underlie the Trust’s investments, which may negatively affect the Trust’s interests in such Issuer.

The Trust will generally not have a right to vote or to make decisions with respect to the operation of the Issuers that underlie the Trust’s investments. Investment decisions pertaining to Issuers of underlying loans will generally be made by the owners of such Issuers, in the case of underlying loans. Any decision made by one of those parties may not be in the best interest of the Trust and, even if that decision is determined to be in the Trust’s best interests by that party, may be contrary to the decision that the Trust would have made and may negatively affect the Trust’s interests.

The Trust’s due diligence review of Issuers may not uncover all relevant facts, which may adversely impact the Advisor’s ability to assess the investment.

Before making any investments, the Advisor will assess the factors that it believes will determine the success of that investment. This process is particularly important and subjective because there may be little information publicly available about debt investments, other than what is available in the prospectuses, offering memoranda or similar disclosure documentation associated with the investments. The Trust cannot provide any assurances that these due diligence processes will uncover all relevant facts of the underlying loans or that any investment will be successful.

During periods of declining interest rates, the Issuer of a security or under a loan may exercise its option to prepay principal earlier than scheduled, forcing the Trust to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Trust’s return. Debt investments frequently have call features that allow the Issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An Issuer may choose to redeem a debt security if, for example, the Issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the Issuer. In addition, the market price of the Trust’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed-rate debt investments generally rises. Conversely, during periods of rising interest rates, the market price of such investments generally declines. The magnitude of these fluctuations in the market price of debt investments is generally greater for securities with longer maturities. Additionally, such risk may be greater during the current period of historically low interest rates.

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The Advisor may find it necessary to foreclose on certain loans the Trust acquires, which may reduce the net proceeds to the Trust and also increase potential loss.

The Advisor may find it necessary or desirable to enforce its security interests with respect to collateral underlying certain of the loans the Trust acquires, and the enforcement process may be lengthy and expensive. The protection of the terms of the applicable loan, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests may not be adequate. Furthermore, claims may be asserted by lenders or borrowers that might interfere with enforcement of the Trust’s rights. Borrowers may resist enforcement actions by asserting numerous claims, counterclaims and defenses against us, including, without limitation, lender liability claims and defenses, even when the assertions may have no basis in fact, in an effort to prolong the enforcement action and seek to force the lender into a modification of the loan or a favorable buy-out of the borrower’s position in the loan. In some states, enforcement actions can take several years or more to litigate. At any time prior to or during the enforcement proceedings, the borrower may file for bankruptcy, which would have the effect of staying the enforcement actions and further delaying the enforcement process and potentially result in a reduction or discharge of a borrower’s debt. Enforcement may create a negative public perception of the related collateral, if any, or the Issuer, resulting in a diminution of its value, and in the event of any such enforcement proceeding, the Trust may become the subject to the various risks associated with direct ownership of the collateral. Even if the Trust is successful in enforcement on a loan, the liquidation proceeds upon sale of the underlying collateral, if any, may not be sufficient to recover our cost basis in the loan, resulting in a loss to us. Furthermore, any costs or delays involved in the enforcement of a security interest related to a loan or a liquidation of the underlying collateral, if any, will further reduce the net proceeds and, thus, increase the loss.

The Trust will be subject to fluctuating interest rates and the strategies employed by the Trust to provide protection may prove unhelpful or potentially compound the impact of such fluctuation.

The Trust’s investments may include loans with both floating interest rates and fixed interest rates. Floating rate investments earn interest at rates that adjust from time to time (typically monthly) based upon an index (typically one-month LIBOR). These floating rate loans are insulated from changes in value specifically due to changes in interest rates; however, the coupons they earn fluctuate based upon interest rates (again, typically one-month LIBOR) and, in a declining and/or low interest rate environment, these loans will earn lower rates of interest and this will impact our operating performance. Fixed interest rate investments, however, do not have adjusting interest rates and the relative value of the fixed cash flows from these investments will decrease as prevailing interest rates rise or increase as prevailing interest rates fall, causing potentially significant changes in value. The Advisor may employ various hedging strategies to limit the effects of changes in interest rates (and in some cases credit spreads), including engaging in interest rate swaps, caps, floors and other interest rate derivative products. The Advisor believes that no strategy can completely insulate the Trust from the risks associated with interest rate changes and there is a risk that they may provide no protection at all and potentially compound the impact of changes in interest rates.

The Trust may become subject to claims of lender liability, which would adversely impact our results.

In recent years, a number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. The Advisor cannot assure prospective shareholders that such claims will not arise or that the Trust will not be subject to significant liability if a claim of this type did arise.

We will be subject to corporate-level income tax if we are unable to qualify or maintain our qualification as a RIC under Subchapter M of the Code.

To qualify as a RIC under Subchapter M of the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC generally is satisfied if we distribute at least 90% of our net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses, if any, to our shareholders on an annual basis. Because we may incur debt, financial covenants under loan and credit agreements could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Any such dispositions may be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate income taxes could substantially reduce our net assets, the amount of funds available for distributions to our shareholders and the amount of funds available for new investments.

The Trust may be subject to an excise tax if we fail to make the distributions required as a RIC.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on December 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. There can be no assurance of the Trust’s excise tax liability. See “Tax Considerations” in this prospectus and “Taxes” in the accompanying SAI.

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The Trust is dependent on third-party service providers and the failure of any such provider to effectively satisfy their obligations may materially adversely impact our operations.

The Trust is dependent on third-party service providers in connection with their respective operations. To the extent such service providers fail effectively to satisfy their obligations to the Trust, respectively, there may be a material adverse impact on the Trust’s operations. In addition, the Trust may be required to indemnify such service providers for liabilities incurred in connection with the affairs of the Trust. Such liabilities may be material and have an adverse effect on the returns to the shareholders. The indemnification obligation of the Trust would be payable from the assets of the Trust, respectively.

The Trust may engage in Risk Management Transactions for duration management and other risk management purposes, which can be speculative.

The Trust may engage in various Risk Management Transactions for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. The use of Risk Management Transactions to enhance current income may be particularly speculative. Risk Management Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the Trust’s ability to successfully use Risk Management Transactions depends on the Advisor’ ability to predict pertinent market movements, which cannot be assured. The use of Risk Management Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, segregated liquid assets, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Risk Management Transactions are not otherwise available to the Trust for investment purposes.

Derivative Transactions Risk

The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments. The Trust may do so in seeking to achieve its investment objectives or for other reasons, such as for cash management, financing activities, hedging and risk management purposes or to enhance total return. Some investments in derivatives are negotiated over-the-counter with a counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. The Trust and the Advisor seek to deal only with counterparties of high creditworthiness. The Advisor will monitor, evaluate and assess the creditworthiness of these counterparties on an ongoing basis. The Trust also may purchase derivative instruments that combine features of these instruments.

The Trust may depart from its principal investment strategy in response to adverse market, economic, or political conditions.

The Trust may depart from its principal investment strategy in response to adverse market, economic, or political conditions. The Trust may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or short term fixed income securities. The Trust will not be pursuing its investment objectives in these circumstances and could miss favorable market developments. It is impossible to predict when, or for how long, the Trust will use these alternative strategies. There can be no assurance that such strategies will be successful. Further, to the extent that the Trust invests defensively, it likely will not achieve its investment objectives.

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MANAGEMENT OF THE TRUST

Board of Trustees

The Trust has a Board, currently consisting of two trustees, which supervises the conduct of the Trust’s affairs. A majority of the Board will be comprised of persons who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Trust’s Trustees and officers are subject to removal or replacement in accordance with Delaware law and the Trust’s Declaration of Trust. The initial Trustees serving on the Board will be elected by the organizational shareholder of the Trust. References herein to the “Board” or the “Board of Trustees” refer to the Board of Trustees of the Trust.

Advisor

Overview

Forefront Capital Management, LLC (“Forefront Capital Management” or the “Advisor”), is the Trust’s investment advisor. The Advisor is located at 590 Madison Avenue, 34th Floor, New York, New York 10022. The Advisor has been an investment adviser since July 2009 managing private funds, investment vehicles and client accounts. The Advisor is a wholly-owned subsidiary of Forefront Management LLC, a diversified financial services company.

Investment Process

The following is a brief summary of certain key aspects of the investment process the Advisor intends to utilize on behalf of the Trust.

•	Fundamental Analysis: The Advisor utilizes an asset-by-asset valuation approach to evaluate potential investments with a focus on underlying cash flow projections, replacement costs and market-by-market supply/demand trends.
•	Opportunistic Value-Orientation Philosophy: The Advisor opportunistically allocates capital to various Fixed Income Securities in various positions of the capital structure that provide the most attractive risk-adjusted returns.
•	Disciplined Investment Approach: The Advisor employs a rigorous due diligence process with respect to each investment while carefully assessing the impact of certain potential downside scenarios.
•	Concentrated Investment Approach: The Advisor utilizes extensive research, operating knowledge and underwriting capabilities to take concentrated positions in selective investments.
•	Analysis of Market and Business Cycles: The Advisor engages in continuous analysis of the world market business cycles as well as the underlying business fundamentals and the investment environment surrounding each opportunity. The timing of the investment, and its disposition, may prove to be crucial factors in the ultimate success of a transaction.

Management Agreement

The Trust retains the Advisor to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Advisor and the Trust, the Advisor receives no regular management fee but receives an ongoing Incentive Fee as described below.

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The Advisor furnishes offices, facilities and equipment and pays the compensation of the Advisor’s personnel and employees. The Trust pays all charges and expenses of its day-to-day operations, including services fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and mailings to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Advisor) and all other ordinary business expenses not specifically assumed by the Advisor.

A further discussion of the Board’s approval of the Trust’s investment advisory agreement will be available in the Trust’s initial Annual Report.

The following individuals at the Advisor have primary responsibility for the day-to-day management of the Trust’s portfolio.

Bradley Reifler is the Advisor’s chief executive officer and is responsible for the Advisor’s day-to-day operations. Please see “Management—Board of Trustees” in the SAI for Mr. Reifler’s biographical information.

David Wasitowski serves as the Advisor’s chief operating officer. Please see “Management—Board of Trustees” in the SAI for Mr. Wasitowski’s biographical information.

For more information about portfolio manager compensation, other accounts they manage and their ownership of securities in the Trust, please refer to the SAI.

Incentive Fee

The Trust will not pay the Advisor a fixed management fee. Instead, the Trust pays the Advisor a performance-based Incentive Fee. The Incentive Fee is calculated and payable annually in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding Fiscal Year. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from an investment) accrued during the Fiscal Year, minus our operating expenses for the Fiscal Year (including the expenses payable under the Administration Agreement to the Administrator, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash, such as the amount of any market discount we may accrue on debt instruments we purchase below par value. Pre-Incentive Fee Net Investment Income does not include any realized capital gains. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding Fiscal Year, is compared to the 8.00% Hurdle per Fiscal Year. For such purposes, our annual rate of return is determined by dividing our Pre-Incentive Fee Net Investment Income by our reported net assets as of the prior period end. We pay the Advisor an Incentive Fee with respect to our Pre-Incentive Fee Net Investment Income in each Fiscal Year as follows:

•	no Incentive Fee is payable with respect to a Fiscal Year in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 8.00%;
•	80% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 8.00% in any Fiscal year is payable to the Advisor (once the Hurdle is reached, 80% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Advisor).

No Incentive Fee is payable to our Advisor on realized capital gains. In addition, the amount of the Incentive Fee is not affected by any realized or unrealized losses that we may suffer.

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Examples of Annual Incentive Fee Calculation (amounts expressed as a percentage of the value of net assets, and are not annualized)

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 10.80%

Hurdle rate = 8.00%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (1) = 0.80%

Pre-Incentive Fee Net Investment Income

(investment income – expenses) = 10.00%

Total Distributions to investors = 8.00% + (20% x 2.00%) = 8.40%

Incentive fee = 80.0% × Pre-Incentive Fee Net Investment Income in excess of the Hurdle and distributions to investors = 80.0% × (10.00% – 8.40%) = 1.28%

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 5.00%

Hurdle rate = 8.00%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (1) = 0.80%

Pre-Incentive Fee Net Investment Income

(investment income – expenses) = 4.80%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle, therefore there is no Incentive Fee.

(1)	Excludes organizational and offering expenses.

Payment of our Expenses

The Trust has agreed to repay the amounts borne by the Advisor under Reimbursement Agreement within the three-year period after the Advisor bears the expense, when and if requested by the Advisor. The Advisor may recapture a specified expense in any year within the three-year period after the Advisor bears the expense. The Advisor is permitted to receive such repayment from the Trust.

Pass-Through Voting

Whenever the Trust as an investor in the Trust is requested to vote on matters pertaining to the Trust, the Trust will seek voting instructions from shareholders and will vote its interest in the Trust for or against such matters proportionately to the instructions to vote for or against such matters received from the shareholders. The Trust shall vote Shares of the Trust for which it receives no voting instructions in the same proportion as the Shares of the Trust for which it receives voting instructions.

Other Service Providers to the Trust

The Administrator

The Trust has appointed                           (the “Administrator”) to serve as its administrator pursuant to an administration agreement between the Trust and the Administrator (the “Administration Agreement”). Under the Administration Agreement, the Administrator performs certain general administrative tasks for the Trust, including, but not limited to, keeping financial books and records of the Trust, and is permitted to delegate any or all of its duties to its affiliated entities.

Under the Administration Agreement, the Administrator will not, in the absence of negligence, willful misconduct or fraud on the part of the Administrator (or its affiliates) or a material breach by the Administrator (or its affiliates) of a material provision of an Administration Agreement (provided such breach is not caused by actions or omissions of the Trust or any other agent of the Trust), be liable to the Trust or to any Trust shareholder for any act or omission, in the course of, or in connection with, the providing of services to the Trust or for any loss or damage which the Trust may sustain or suffer as the result of, or in the course of, the discharge by the Administrator of its duties pursuant to the Administration Agreement.

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The Trust will indemnify the Administrator, its affiliates and its and their directors, officers, employees, representatives, delegates and agents from and against any and all claims, demands, actions and suits, and from and against any and all judgments, liabilities, losses, damages, costs, charges, reasonable attorneys’ fees and other expenses of every nature and character (collectively, “Liabilities”) arising out of or in any way relating to the Administrator’s performance of its obligations and duties under the Administration Agreement (or the performance by any affiliate to whom services are delegated), provided that this indemnification shall not apply to the extent any such Liabilities result from the Administrator’s (or such affiliates’) gross negligence, willful misconduct or fraud, or from a material breach by the Administrator (or its affiliates) of a material provision of an Administration Agreement (provided such breach is not caused by actions or omissions of the Trust or any other agent of the Trust).

The Administrator is a third party service provider to the Trust and is not responsible for the preparation of this prospectus.

The Distributor

The Distributor,                                                                                                                                              serves as the principal underwriter of the Trust.

Pursuant to the distribution agreement (the “Distribution Agreement”), the Distributor is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or federal laws, and (ii) the advertising or promotion of the offering of the Shares. The Distribution Agreement also provides that the Trust will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

The Trust pays the Distributor a Distribution and Service Fee at an annualized rate of 1.00% of the average net assets of the Trust. The Distributor may pay all or a portion of the Distribution and Service Fee to the selling agents that sell Shares of the Trust.

Custodian and Escrow Agent

                                  serves as the Custodian of the assets of the Trust, and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board. Assets of the Trust are not held by                       or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custody manager in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is                        .

The Custodian serves as escrow agent (the “Escrow Agent”) with respect to subscription monies received from prospective investors in advance of dates when Shares may be subscribed for and monies may be transmitted to the Trust.

Transfer Agent

                                  serves as the transfer agent for the Trust (the “Transfer Agent”). The Transfer Agent’s principal business address is                      .

Independent Registered Public Accounting Firm

The Board has selected                       as the Independent Registered Public Accounting Firm of the Trust.                       ’s principal business address is                      .

Legal Counsel

Certain legal matters in connection with the Shares will be passed upon for the Trust by Ellenoff Grossman & Schole LLP, New York, New York.

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CONFLICTS OF INTEREST

The Trust may be subject to a number of actual and potential conflicts of interest.

Forefront Policies and Procedures

Specified policies and procedures implemented by Forefront to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Forefront’s various businesses that the Trust expects to draw on for purposes of pursuing attractive investment opportunities and may from time to time limit the Trust’s ability to acquire and/or dispose of certain investments. Because Forefront has many different asset management and advisory businesses, it is subject to a number of potential conflicts of interest, greater regulatory oversight and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Forefront has implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the Advisor expects to utilize in relation to the Trust for purposes of finding attractive investments. For example, Forefront may come into possession of material non-public information with respect to companies in which its other businesses may be considering making an investment or companies that are Forefront advisory clients. As a consequence, that information, which could be of benefit to the Trust, might become restricted to those respective businesses and otherwise be unavailable to the Trust. In addition, to the extent that Forefront is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Trust and the Advisor, generally also will be deemed to be in possession of such information or otherwise restricted. This could reduce the investment opportunities or limit sales available to the Trust, and adversely affect the investment flexibility of the Trust by precluding it from taking certain actions in light of being deemed to be in possession of any such material non-public information. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Forefront entity has or has considered making an investment or which is otherwise an advisory client of Forefront may restrict or otherwise limit the ability of the Trust and its affiliates to make investments or limit sales, in or otherwise engage in businesses or activities competitive with such companies. Forefront may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although may be intended to provide greater opportunities for the Trust, may require the Trust to share such opportunities or otherwise limit the amount of an opportunity the Trust can otherwise take.

Other Forefront Businesses and Activities

As part of its regular business, Forefront provides a broad range of advisory and other services. In addition, Forefront and its affiliates may provide services in the future beyond those currently provided. Shareholders will not receive a benefit from fees generated in connection with any such services. Forefront may have relationships with, render services to or engage in transactions with, government agencies and/or Issuers or owners of securities that are, or are eligible to be, Trust investment opportunities. As a result, employees of Forefront may possess information relating to such Issuers that is not known to the employees of the Advisor responsible for making investment decisions or for monitoring the Trust’s investments and performing the other obligations under the Declaration of Trust. Those employees of Forefront will not be obligated to share any such information with the Advisor and may be prohibited by law or contract from doing so.

In the regular course of its advisory businesses, Forefront represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to assets which may be suitable for investment by the Trust. In such a case, Forefront’s client would typically require Forefront to act exclusively on its behalf, thereby precluding the Trust from acquiring such assets. Forefront will be under no obligation to decline any such engagements in order to make the investment opportunity available to the Trust. In connection with its advisory and other businesses, Forefront may come into possession of information that limits its ability to engage in potential transactions. The Trust’s activities may be constrained as a result of Forefront’s inability to use such information. Additionally, there may be circumstances in which one or more individuals associated with Forefront will be precluded from providing services to the Advisor because of certain confidential information available to those individuals or others within Forefront. Forefront is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Trust. The Trust may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that Forefront may have or transactions or investments Forefront and its affiliates may make or have made.

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Subject to certain limitations, the Trust may invest in securities of the same Issuers as other investment vehicles, accounts and clients of Forefront and the Advisor. To the extent that the Trust holds interests that are different (or more senior) than those held by such other vehicles, accounts and clients, the Advisor may be presented with decisions involving circumstances where the interests of such vehicles, accounts and clients are in conflict with those of the Trust. Furthermore, it is possible the Trust’s interest may be subordinated or otherwise adversely affected by virtue of such other vehicle’s, account’s or client’s involvement and actions relating to its investment.

Forefront employees, including employees of the Advisor, may invest in private equity funds, hedge funds or other investment vehicles, including potential competitors of the Trust. Shareholders will not receive any benefit from any such investments.

In addition, other present and future activities of Forefront and its affiliates (including the Advisor) may also give rise to additional conflicts of interest relating to the Trust and its investment activities. In the event that any such conflict of interest arises, the Advisor will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that conflicts will not necessarily be resolved in favor of the Trust’s interests.

Other Forefront Funds and Vehicles; Allocation of Investment Opportunities

To the extent any other Forefront vehicles, whether now in existence or subsequently established or acquired, have investment objectives or guidelines that overlap with those of the Trust, in whole or in part, investment opportunities that fall within such common objectives or guidelines will generally be allocated among one or more of the Trust and such other Forefront vehicles on a basis that the Advisor determines to be “fair and reasonable” in its sole discretion, subject to (i) any applicable investment limitations of the Trust and such other Forefront vehicles, (ii) the Trust and such other Forefront vehicles and/or related vehicles having available capital with respect thereto, and (iii) legal, tax, accounting, regulatory and other considerations deemed relevant by the Advisor (including without limitation, Section 17 of the 1940 Act). As a result, in certain circumstances, investment opportunities suitable for the Trust may not be presented to or pursued by the Trust, and may be allocated in whole or in part to any such other Forefront vehicles.

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Independent Investment-Related Decisions

In addition, from time to time the Trust may own securities that are identical to, or otherwise relate to the same portfolio Issuer as, one or more other Forefront vehicles. In such circumstances the Advisor may have conflicting duties to the Trust and such other Forefront vehicles and the investment and portfolio management decisions of the Trust will generally be made independently and without regard to the activities or positions of such other Forefront vehicles, which may create circumstances where different actions or investment decisions are made or taken with respect to the Trust relative to such other Forefront vehicles. For example, there may be circumstances where one or more such other Forefront vehicles determines to dispose of an investment that is also held by the Trust but where the Trust continues to hold such investment or where one or more such other Forefront vehicles elects to purchase investments with respect to which the Trust does not participate (or vice versa or where such Trusts may participate in the same investment at different times and/or on different terms).

Activities of Personnel

Certain of the personnel of the Advisor may be subject to a variety of conflicts of interest relating to their responsibilities to the Trust and the management of the Trust’s investment portfolio. Such individuals may have responsibilities with respect to other Forefront vehicles or investment vehicles, as members of an investment or advisory committee or a board of directors (or similar such capacity) for one or more investment Trusts, corporations, foundations or other organizations. Such positions may create a conflict between the services and advice provided to such entities and the responsibilities owed to the Trust. The other Forefront vehicles and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Trust. Furthermore, certain personnel of the Advisor may have a greater financial interest in the performance of such other Forefront vehicles accounts than the performance of the Trust. Such involvement may create conflicts of interest in making investments on behalf of the Trust and such other Trusts and accounts. Such personnel will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Trust and such other Forefront vehicles.

Service Providers

Certain advisors and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) to the Trust, Forefront and/or certain Issuers may also provide goods or services to or have business, personal, financial or other relationships with Forefront. Such advisors and service providers may be investors in the Trust, affiliates of the Advisor, sources of investment opportunities or co-investors or commercial counterparties. These relationships may influence the Advisor in deciding whether to select or recommend such a service provider to perform services for the Trust or an Issuer (the cost of which will generally be borne directly or indirectly by the Trust or such Issuer, as applicable). Notwithstanding the foregoing, transactions relating to the Trust that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Advisor believes to be of benefit to the Trust. In certain circumstances, advisors and service providers, or their affiliates, may charge different rates or have different arrangements for services provided to Forefront, the Advisor or their affiliates as compared to services provided to the Trust and its Issuers, which in certain circumstances may result in more favorable rates or arrangements than those payable by the Trust or such Issuers.

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Trading by Forefront Personnel

The officers, directors, members, managers and employees of the Advisor may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law, including those required by the 1940 Act, and Forefront policies, or otherwise determined from time to time by the Advisor.

Other Trading and Investing Activities

Certain other Forefront vehicles may invest in securities of publicly traded companies which are actual or potential companies in which the Trust has made or will make investments. The trading activities of those vehicles may differ from or be inconsistent with activities which are undertaken for the account of the Trust in other securities.

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DESCRIPTION OF SHARES

Common Shares

The Trust is a statutory trust organized under the laws of Delaware pursuant to the Declaration of Trust dated as of March 11, 2014 (the “Declaration of Trust”). The Trust is authorized to issue an unlimited number of Shares. Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The holders of the Shares will not be entitled to receive any distributions from the Trust unless all accrued interest, fees and distributions, if any, with respect to the Trust’s leverage have been paid, unless certain asset coverage tests with respect to the leverage employed by the Trust are satisfied after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating any Preferred Shares issued by the Trust have been met. See “—Preferred Shares” below. All Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, when available, to all holders of its Shares.

Any additional offerings of Shares will require approval by the Trust’s Board. Any additional offering of Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of the sales load, except in connection with an offering to existing holders of the Shares or with the consent of a majority of the Trust’s outstanding voting securities.

The Trust’s net asset value will be reduced immediately following the offering of the Shares by the amount of the sales load and the amount of the offering expenses paid by the Trust. Please see “Summary of Fees and Expenses.”

The Shares are designed primarily for long-term investors and you should not purchase the Shares if you intend to sell them soon after purchase.

Preferred Shares

The Trust’s Declaration of Trust provides that the Board of the Trust may authorize and issue Preferred Shares, with rights as determined by the Board, without the approval of the holders of the Shares. Holders of the Shares have no preemptive right to purchase any Preferred Shares that might be issued.

While the Trust does not anticipate doing so, it may issue Preferred Shares. The use of leverage can create risks. The Board reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Trust’s total assets, less liabilities and indebtedness of the Trust. We cannot assure you, however, that Preferred Shares will not be issued. The terms of any Preferred Shares, including distribution rate, liquidation preference and redemption provisions restrictions on the declaration of distributions, maintenance of asset ratios and restrictions while distributions are in arrears will be determined by the Board, subject to applicable law and the Declaration of Trust. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any Preferred Shares will be similar to those stated below.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of any Preferred Shares will be entitled to receive a preferential liquidating distribution. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

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The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of the Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time two years’ distributions on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Trust’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Declaration of Trust.” As a result of these voting rights, the Trust’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of the Shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of the Shares as a single class.

The terms of any Preferred Shares issued by the Trust are expected to provide that the affirmative vote of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of any Preferred Shares issued by the Trust are expected to provide that (i) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued distributions per share; (ii) the Trust may tender for or purchase Preferred Shares and (iii) the Trust may subsequently resell any Preferred Shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the leverage applicable to the Shares, while any resale of such Preferred Shares by the Trust will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Trust. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the terms of the Trust’s Declaration of Trust. The Board, without the approval of the holders of the Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

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DETERMINATION OF NET ASSET VALUE

The net asset value of the Common Shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. Net asset value per common share will be determined daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The Trust calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Trust (the value of the Trust’s portfolio securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding Common Shares of the Trust.

Short-term debt investments having a remaining maturity of 60 days or less when purchased and debt investments originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Trust’s board of trustees. The Advisors will submit their recommendations regarding the valuation and/or valuation methodologies for Fair Valued Assets to a valuation committee comprised of officers and employees of the Advisor. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Valued Assets shall be subsequently reported to the Trust’s board of trustees.

Non-U.S. Securities are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value.

When determining the price for a Fair Valued Asset, the Advisor shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Advisor deem relevant.

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SHARE REPURCHASES AND TENDERS

No Right of Redemption

The Trust is a closed-end management investment company. Closed-end management investment companies differ from open end management investment companies (commonly referred to as mutual funds) in that closed-end management investment companies do not typically redeem their Shares at the option of a shareholder. Rather, the Shares of a closed-end management investment company typically trade in the secondary market via a stock exchange. Unlike many closed-end management investment companies, however, the Trust’s Shares will not be listed on a stock exchange. Instead, liquidity will be available only through limited tender offers described below. An investment in the Trust is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.

No investor will have the right to require the Trust to redeem Shares and you will not be able to redeem your Shares on a daily basis because the Trust is a closed-end management investment company. However, the Trust may from time to time offer to repurchase a portion of its outstanding Shares pursuant to tenders offers.

Tender Offers to Repurchase Shares

The Board currently intends to consider authorizing the Trust to make tender offers for a portion of its then outstanding Shares at the then current net asset value of the Shares. Although such tender offers, if undertaken and completed, will provide some liquidity for holders of the Shares, there can be no assurance that such tender offers will in fact be undertaken, completed, or, if completed, that they will provide sufficient liquidity for all holders of Shares who may desire to sell such Shares. As such, investment in the Shares should be considered illiquid.

In determining whether the Trust should repurchase Shares pursuant to a tender offer, the Trustees will consider the Advisor’s recommendations as to the feasibility of a tender offer at any particular time. In considering the Advisor recommendations, the Trustees may consider the following factors in consultation with the Advisor:

Although the Board believes that tender offers for the Shares generally would increase the liquidity of the Shares, the acquisition of Shares by the Trust will decrease the total assets of the Trust, and therefore, have the effect of increasing the Trust’s expense ratio. Because of the nature of the Trust’s investment objective and strategies and the Trust’s portfolio, the Advisor anticipates potential difficulty in disposing of portfolio securities in order to consummate tender offers for the Shares. As a result, the Trust may be required to borrow money in order to finance repurchases and tenders. The Trust’s Declaration of Trust authorizes the Trust to borrow money for such purposes.

Even if a tender offer has been made, the Trust’s policy, which may be changed by the Trustees, is that the Trust cannot accept tenders if (1) such transactions, if consummated, would (a) impair the Trust’s status as a RIC under the Internal Revenue Code (which would make the Trust a taxable entity, causing the Trust’s taxable income to be taxed at the Trust level) or (b) result in a failure to comply with applicable asset coverage requirements or (2) there is, in the judgment of the Trustees, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) suspension or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, (d) limitation affecting the Trust or the Issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) national or international event directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect on the Trust or the holders of its Shares if Shares were repurchased. The Trustees may modify these conditions in light of experience.

Any tender offer made by the Trust for its Shares will be at a price equal to the net asset value of the Shares determined at the close of business on the day the offer ends. During the pendency of any tender offer by the Trust, the Trust will establish procedures which will be specified in the tender offer documents to enable holders of Shares to ascertain readily such net asset value. Each offer will be made and holders of Shares notified in accordance with the requirements of the Securities Exchange Act of 1934 and the Investment Company Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and rules and regulations promulgated thereunder. If any tender offer, after consideration and approval by the Trustees, is undertaken by the Trust, the terms of such tender offer will set forth the maximum number of Shares that the Trust is willing to purchase pursuant to the tender offer. The Trust will purchase, subject to such maximum number of Shares tendered in accordance with the terms of the tender offer, all Shares tendered unless it determines to accept none of them. In the event that a number of Shares in excess of such maximum number of outstanding Shares are tendered in accordance with the Trust’s tender offer, the Trust intends to purchase, on a pro rata basis, an amount of tendered Shares equal to such maximum number of the outstanding Shares. The Trust will pay all costs and expenses associated with the making of any tender offer.

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Repurchases will be made at such times and on such terms as may be determined by the Board in its sole discretion. In determining whether the Trust should offer to repurchase Shares from investors, the Board will consider the recommendations of the Advisor. The Trust’s initial Tender Valuation Date will be determined by the Board. Thereafter, the Advisor expects that generally it will recommend to the Board that the Trust offer to repurchase, through a tender offer, a portion of the Shares from investors four times each year, effective March 31, June 30, September 30 and December 31. The Board will typically consider the following factors, among others, in making this determination: (i) whether any investors have requested that the Trust repurchase their Shares; (ii) the liquidity of the Trust’s assets; (iii) the investment plans and working capital requirements of the Trust; (iv) the relative economies of scale with respect to the size of the Trust; (v) the history of the Trust in repurchasing Shares; (vi) the condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Shares.

It is anticipated that each tender offer of the Trust will extend only to a specified portion of the Trust’s net assets based upon, among other things, the liquidity of the Trust’s assets. Any investor that sells Shares to the Trust in a tender offer that has a Tender Valuation Date within the 180-day period following the original issue date of the Shares will be subject to a repurchase fee at a rate of 2%. For illustrative purposes, an investor that acquires Shares on April 1 would not incur a repurchase fee for participating in a tender offer that has a Tender Valuation Date of March 31 of the following year. Payment of the repurchase fee will be made by netting the fee against the repurchase proceeds. The repurchase fee will be retained by the Trust for the benefit of remaining shareholders. If an investor has made multiple subscriptions and tenders a portion of its Shares, the repurchase fee will be calculated on a first-in/first-out basis.

The Trust’s tender offers are subject to additional terms, conditions and restrictions. Although the Trust intends to engage in periodic repurchases as described herein, no assurances can be given that such repurchases will occur or that any Shares you tender will be repurchased.

The Trust’s net asset value may change materially from the date a tender offer is mailed to the close of business on the date the offer ends (or any later valuation date if the tender offer is extended) and it also may change materially shortly after a tender is completed. The method by which the Trust calculates its net asset value is discussed under the caption “Determination of Net Asset Value”.

Consequences of Tender Offers

Tender offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased Shares, however, may require the Trust to liquidate portfolio holdings earlier than the Advisor otherwise would, thus increasing the Trust’s portfolio turnover and potentially causing the Trust to realize gains and losses. The Advisor intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Trust borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a tender offer by increasing the Trust’s expenses and reducing any net investment income. To the extent the Trust finances repurchase amounts by selling Trust investments, the Trust may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Trust’s net asset value.

The Trust is intended as a long-term investment. The Trust’s tender offers, if any, are a shareholder’s only means of liquidity with respect to his or her Shares. Shareholders have no rights to redeem or transfer their Shares, other than limited rights of a shareholder’s descendants to redeem Shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The Shares are not traded on a national securities exchange and no secondary market exists for the Shares.

Transfer of Shares

Shares will not be traded on any securities exchange or other market. Shares may not be assigned, transferred, pledged, mortgaged, hypothecated, sold or otherwise disposed of, encumbered or conveyed (each a “Transfer”), except (i) by operation of law resulting from a shareholder’s death, disability, dissolution, bankruptcy or incompetence or (ii) with the written consent of the Board or the Advisor (as applicable), which consent may be withheld in its sole discretion and shall not be subject to challenge by any potential assignor or assignee. The Board may, in its discretion, delegate to the Advisor its authority to consent to transfers of Shares. Unless waived by the Trust, Shares may not be transferred unless the Trust has received a written opinion of its counsel (at the expense of the transferor) that such transfer qualifies for an exemption from such registration under the Securities Act or the regulations thereunder.

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Any transferee acquiring Shares by operation of law as a result of the death, disability, dissolution, bankruptcy or incompetence of a shareholder or otherwise will be entitled to (i) the distributions paid on the Shares so acquired, (ii) to Transfer all or any portion of the Shares in accordance with the terms of the Declaration of Trust and (iii) to tender all or any portion of the Shares for repurchase by the Trust. If a shareholder Transfers its Shares with the approval of the Board or the Advisor (as applicable), the Trust will promptly take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Trust as a shareholder. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Trust in connection with such transfer.

In subscribing for Shares, a shareholder agrees to indemnify and hold harmless the Trust, the Board, the Advisor, each other shareholder and their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any Transfer made by that shareholder in violation of these provisions or any misrepresentation made by that shareholder in connection with any Transfer.

Automatic Dividend Reinvestment Plan

Pursuant to the Trust’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) will be automatically reinvested by the Trust in additional Shares of the Trust. Election not to participate in the Plan and to receive all dividends and capital gain distributions in cash may be made by indicating that choice on the subscription documents or by contacting the Administrator.

After the Trust declares a dividend (including a capital gain dividend) or determines to make a capital gain distribution, participants will be issued additional Shares at their then net asset value as of the dividend date. Notice of each such Share transaction will be furnished as soon as practicable but no later than seven days after the Trust’s NAV is distributed and shareholder transactions are settled, together with information relevant for personal and tax records.

In the case of persons, such as banks, brokers or nominees, who hold Shares for others who are the beneficial owners, the Plan will be administered on the basis of the number of Shares certified from time to time by the record holders as representing the total amount registered in the record holder’s name and held for the account of beneficial owners who are participants in the Plan. Shareholders who intend to hold their Shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

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DISTRIBUTION POLICY

Quarterly Distribution Policy

The Trust intends to make a distribution each quarter to its shareholders of the net investment income of the Trust after payment of Trust operating expenses. The distribution amount and rate may be modified by the Board from time to time. If, for any quarterly distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Trust may be sold and the difference will generally be a tax-free return of capital distributed from the Trust’s assets. The Trust’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Trust’s current and accumulated earnings and profits. The amount, if any, treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the Shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Trust and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Trust and, over time, increase the Trust’s expense ratio. The distribution policy also may cause the Trust to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. To the extent that any distribution made by the Trust represents a return of shareholders’ capital, any such distribution will not represent a dividend payment and simply will be treated as a return of capital originally invested by shareholders. The initial distribution will be declared on a date determined by the Board. If the Trust’s investments are delayed, the initial distribution may consist principally of a return of capital. Although a return of shareholder capital generally is not taxable to the recipient, any such return of capital will serve to reduce the shareholder’s tax basis in the Shares which will result in a greater tax liability when the Shares are sold, even if they have not increased in value or have, in fact, lost value.

Unless the registered owner of Shares elects to receive cash, all distributions declared on Shares will be automatically reinvested in additional Shares of the Trust. See “Dividend Reinvestment Policy.”

The distribution described above may result in the payment of approximately the same amount or percentage to the Trust’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule19a-1 thereunder require the Trust to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of a dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Trust would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Trust is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

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DIVIDEND REINVESTMENT POLICY

The Trust will operate under a dividend reinvestment policy administered by the Administrator. Pursuant to the policy, the Trust’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in shares of the Trust.

Distributions and capital gain distributions paid by the Trust will be reinvested in additional Shares of the Trust unless a shareholder “opts out” (elects not to reinvest in Shares). Shareholders may opt out by indicating that choice on the subscription documents. Shareholders may also change their election at any time by contacting the Administrator (as defined below). Shares purchased by reinvestment will be issued at their net asset value on the ex-dividend date (generally, the last Business Day of a month). There is no sales load or other charge for reinvestment. The Trust reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Administrator in writing at Forefront Income Trust, c/o                          .. Such written notice must be received by the Administrator 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in Shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Trust’s Distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Trust declares a Distribution, the Administrator, on the shareholder’s behalf, will receive additional authorized Shares from the Trust. Such Shares will be either newly issued or repurchased from shareholders by the Trust and held as treasury stock. The number of Shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Trust’s NAV per share.

The Administrator will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Administrator will hold Shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the dividend reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional Shares owned. The Trust will issue certificates in its sole discretion. The Administrator will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the dividend reinvestment policy, the Administrator will administer the dividend reinvestment policy on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount of Shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Administrator nor the Trust shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

Shareholders who receive distributions in the form of Shares are generally subject to the same U.S. federal, state and local tax consequences as are shareholders who elect to receive their distributions in cash. However, since a participating shareholder’s cash distributions will be reinvested, such shareholder will not receive cash with which to pay any applicable taxes on reinvested distributions. A shareholder’s basis in the Shares received in a distribution from us will generally be equal to the amount of the reinvested distribution. Any Shares received in a distribution will have a new holding period, for U.S. federal income tax purposes, commencing on the day following the day on which the Shares are credited to the U.S. shareholder’s account.

The Trust reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Trust reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Administrator at Forefront Income Trust, c/o              . Certain transactions can be performed by calling the toll free number 1-                              .

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PLAN OF DISTRIBUTION

The Offering

Shares are being offered during an initial offering period that is scheduled to terminate on or about            or such earlier or later date as the Board may determine. Shares will be offered during the initial offering period at the offering price (which is $         per Share) plus any applicable sales loads. The Trust will not commence investment operations until the termination of the initial offering period. Consult with your selling agent to determine if the initial offering period has terminated. Subsequent to the initial offering period, Shares are expected to be offered on a continuous basis at their net asset value per share plus any applicable sales loads and may be purchased as of the first Business Day of any month, or at such other times as the Board may determine. During any continuous offering, Shares may be purchased only from selected broker-dealers or through the Distributor. Any continuous offering, if commenced, may be terminated at any time. The Board will have the sole right to accept orders to purchase Shares and reserves the right to reject any order in whole or in part.

The full subscription amount is payable in federal funds, which must be received by the Distributor no later than three Business Days before the effective date of the Share purchase, including the termination of the Trust’s initial offering period. Shares purchased after the initial offering period will be issued at net asset value as of the effective date of the Share purchase. Notice of each Share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but no later than seven Business Days after the Trust’s net asset value is distributed and shareholder transactions are settled, together with information relevant for personal and tax records. The net asset value applicable to a purchase of Shares generally will be available within five Business Days after the effective date of the Share purchase; at that time the number of Shares based on that net asset value and each shareholder’s subscription amount will be determined and credited to the shareholder’s account. Each prospective shareholder must complete the subscription documents. In order for a purchase to be accepted, the Distributor must receive the executed subscription documents before the date as of which Shares are to be issued. However, in the Trust’s discretion, subscription documents received after this deadline (but before the effective date of the Share purchase) may be accepted.

Subscriptions for Shares will not be accepted until the Trust’s registration statement to which this Prospectus relates is declared effective. Pending investment in the Trust, the proceeds of the initial offering, as well as of any subsequent continuous offering, will be deposited in an escrow account maintained by the Escrow Agent, as escrow agent for the benefit of shareholders. Shareholders will not earn interest with respect to funds held in the escrow account. The Trust’s general policy is that the full subscription amount must be received by the Distributor no later than three Business Days before the effective date of the Share purchase, including the Trust’s initial closing. If a closing does not occur, the subscription amount will be returned to the investor.

Suitability of Investment

An investment in the Trust involves a considerable amount of risk. It is possible that a prospective shareholder may lose some or all of his or her investment. Before making an investment decision, a prospective shareholder should consider, among other things: (1) the suitability of the investment with respect to such prospective shareholder’s investment objectives and personal situation; and (2) other factors, including such investor’s personal net worth, income, age, risk tolerance, tax situation and liquidity needs. Prospective shareholders should be aware of how the Trust’s and the Trust’s investment objective and strategies fit into their overall investment portfolio, as the Trust is not designed to be, by itself, a well-balanced investment for any particular investor.

Distribution Agreement

Shares are sold subject to a sales load of 3.00%. The Distributor acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Trust may be offered through other brokers or dealers (referred to as “selling agents”) that have entered into selling agreements with the Distributor. The Distributor may reallow the full amount of the sales load to the brokers or dealers that act as selling agents for the Trust. The actual sales load paid by shareholders may vary among and within selling agents. Shareholders should consult with their financial intermediaries about any additional fees or charges they might impose.

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Neither the Distributor nor any other broker-dealer is obligated to buy from the Trust any of the Shares. There is no minimum number of Shares (by all shareholders in aggregate) required to be purchased in the initial offering or any subsequent offering. The Distributor does not intend to make a market in the Shares. To the extent consistent with applicable law, the Trust has agreed to indemnify the Distributor against certain liabilities under the Securities Act.

Pursuant to its Distribution and Service Plan, the Trust pays the Distributor a Distribution and Service Fee at an annualized rate of 1.00% of the average net assets of the Trust. The Distributor may pay all or a portion of the Distribution and Service Fee to the selling agents that sell Shares of the Trust.

The Advisor and/or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Trust or the Trust, to selling agents in connection with the sale and/or distribution of Shares or the retention and/or servicing of shareholder accounts. The level of such payments may be substantial and may be different for different selling agents. These payments may create incentives on the part of a selling agent to view the Trust favorably compared with investment Trusts that do not make these payments, or that make smaller payments.

Because the Trust currently intends to voluntarily adhere to Rule 12b-1 under the 1940 Act as if the Trust was a registered open-end investment company, the Trust has adopted and implements its Distribution and Service Plan in the manner required by such Rule. By adopting the Distribution and Service Plan in accordance with Rule 12b-1, the Trust is permitted to pay fees that are intended to result in the sale and distribution of its Shares, to the extent that a portion of the payments are characterized as such. In conformity with Rule 12b-1, when the Distribution and Service Plan was adopted the Trustees, including the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, concluded that there is a reasonable likelihood that the Distribution and Service Plan will benefit the Trust and its shareholders. In further conformity with Rule 12b-1, the Distribution and Service Plan contains the following provisions, among others: (i) quarterly reports are to be provided to the Board regarding the amounts expended under the Distribution and Service Plan and the purposes for which such expenditures were made; (ii) the Distribution and Service Plan will continue only as long as its continuance is approved at least annually by the Board and the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan or any agreement related to such Plan, acting in person at a meeting called for the purpose of voting on the Distribution and Service Plan; (iii) any material amendment to the Distribution and Service Plan must be approved by the Board and the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, acting in person at a meeting called for said purpose and (iv) any amendment to increase materially the costs which the Shares may bear for distribution services pursuant to the Distribution and Service Plan shall be effective only upon approval by a vote of a majority of the outstanding Shares and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan. The Distribution and Service Plan is terminable without penalty at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, or by a vote of the holders of a majority of the outstanding Shares.

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CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

The Trust’s Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust.

The Declaration of Trust requires the affirmative vote or consent of at least seventy-five percent (75%) of the Trustees and holders of at least seventy-five percent (75%) of the Trust’s Shares (including common and Preferred Shares of beneficial interest) to authorize certain Trust transactions not in the ordinary course of business, including a merger or consolidation, certain issuances or transfers by the Trust of the Trust’s Shares (except as may be pursuant to a public offering, the Trust’s dividend reinvestment plan or upon exercise of any share subscription rights), certain sales, transfers or other dispositions of Trust assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration of Trust, but may be required in certain cases under the 1940 Act). The Declaration of Trust also requires the affirmative vote or consent of holders of a majority of the trustees and of holders of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) to authorize a conversion of the Trust from a closed-end to an open-end investment company. Also, the Declaration of Trust provides that the Trust may dissolve upon the vote of a majority of the trustees and two-thirds of the Trust’s Shares. See “Risk Factors.”

The trustees may from time to time grant other voting rights to shareholders with respect to these and other matters, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Trust to negotiate with its management regarding the price to be paid and facilitating the continuity of the Trust’s investment objective and policies. The provisions of the Declaration of Trust and Bylaws described above could have the effect of discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Trust and its shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust, which will be on file with the SEC.

The Declaration of Trust provides that shareholders will have the same limitation of personal liability extended to shareholders of private, for profit corporations incorporated under the Delaware General Corporation Law.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class and series of the Trust will vote together as a single class, except to the extent required by the 1940 Act or the Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law (which does not mandate that shareholders have any particular right to vote upon) or the 1940 Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Declaration of Trust, which is on file with the SEC.

In addition, the default fiduciary duties of the Board may be modified as set forth in the Declaration of Trust of the Trust.

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TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our Shares. This discussion is based on the provisions of the Code and the regulations of the U.S. Department of Treasury promulgated thereunder, or “Treasury regulations,” each as in effect as of the date of this prospectus. These provisions are subject to differing interpretations and change by legislative or administrative action, and any change may be retroactive. This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting us and our shareholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions, broker dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our Shares in connection with a hedging, straddle, conversion or other integrated transaction, non-U.S. shareholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. shareholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state or local tax. This discussion assumes that our shareholders hold their Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

A “U.S. shareholder” is a beneficial owner of Shares of that is for U.S. federal income tax purposes:

• an individual who is a citizen or resident of the United States;

• a corporation created or organized in or under the laws of the United States, any state therein or the District of Columbia;

• an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

• a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust.

A “non-U.S. shareholder” means a beneficial owner of Shares that is for U.S. federal income tax purposes:

• a nonresident alien individual;

• a foreign corporation; or

• a foreign estate or trust.

If a partnership or other entity classified as a partnership, for U.S. federal income tax purposes, holds our Shares, the U.S. tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership considering an investment in our Shares should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of Shares by the partnership.

Pursuant to IRS Circular No. 230, investors should be advised that this Prospectus was not intended or written to be used, and it cannot be used by an investor or any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayers. This Prospectus was written to support the offering of the Shares as described herein. The taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax adviser.

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Taxation of the Company

We intend to elect to be treated and to qualify each year as a RIC under Subchapter M of the Code. As a RIC, we generally do not pay corporate-level federal income taxes on any net ordinary income or capital gains that we timely distribute to our shareholders as dividends.

To qualify as a RIC, we must, among other things:

• derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of shares, securities or foreign currencies, other income derived with respect to our business of investing in shares, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and

• diversify our holdings so that, at the end of each quarter of each taxable year:

• at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with other securities limited, in respect of any one Issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such Issuer, and

• not more than 25% of the value of our total assets is invested in the securities of any Issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more Issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs, or the “Diversification Tests.”

As a RIC, we (but not our shareholders) are generally not subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our shareholders in any taxable year with respect to which we distribute an amount equal to at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions), or the “Annual Distribution Requirement.” We intend to distribute annually all or substantially all of such income. Generally, if we fail to meet this Annual Distribution Requirement for any taxable year, we will fail to qualify as a RIC for such taxable year. To the extent we meet the Annual Distribution Requirement for a taxable year, but retain our net capital gains for investment or any investment company taxable income, we are subject to U.S. federal income tax on such retained capital gains and investment company taxable income. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the 4% U.S. federal excise tax described below.

We are subject to a nondeductible 4% U.S. federal excise tax on certain of our undistributed income, unless we timely distribute (or are deemed to have timely distributed) an amount equal to the sum of:

• at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

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• at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on December 31 of the calendar year (unless an election is made by us to use our taxable year); and

• certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the nature of our portfolio and/or (2) requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our shareholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Company Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of shares or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. We monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and to prevent disqualification of us as a RIC but there can be no assurance that we will be successful in this regard.

Debt Instruments.    In certain circumstances, we may be required to recognize taxable income prior to which we receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having OID (such as debt instruments with an end-of-term payment and/or PIK interest payment or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement and to avoid the 4% U.S. federal excise tax, even though we will not have received any corresponding cash amount.

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Foreign Investments.    In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our shareholders their share of the foreign taxes paid by us.

Foreign Currency Transactions.    Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time we accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt instruments and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations if the value of the foreign currency between the date of acquisition of the instrument and the date of disposition also are treated as ordinary gain or loss. These currency fluctuations related gains and losses may increase or decrease the amount of our investment company taxable income to be distributed to our shareholders as ordinary income.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and if certain cure provisions described below are not available, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. shareholders

Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by us to noncorporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and eligible for a maximum U.S. federal tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal tax rate.

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Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains (currently at a maximum U.S. federal tax rate of 20%) in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s Shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. Shareholders receiving dividends in newly issued Shares will be treated as receiving a distribution equal to the value of the Shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for their Shares. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, if we pay you a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared. If an investor purchases Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

Alternative Minimum Tax.    As a RIC, we are subject to alternative minimum tax, also referred to as “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. shareholders and this may affect the U.S. shareholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. shareholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

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Dividend Reinvestment Plan.    Under the dividend reinvestment plan, if a U.S. shareholder owns Shares registered in its own name, the U.S. shareholder will have all cash distributions automatically reinvested in additional Shares unless the U.S. shareholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted basis in the additional Common Shares purchased through the plan equal to the amount of the reinvested distribution. The additional Shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Dispositions.    A U.S. shareholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of Shares in an amount equal to the difference between the U.S. shareholder’s adjusted basis in the Shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. shareholder on the disposition of Shares will result in capital gain or loss to a U.S. shareholder, and will be a long-term capital gain or loss if the Shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. shareholder upon the disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. shareholder. A loss recognized by a U.S. shareholder on a disposition of Shares will be disallowed as a deduction if the U.S. shareholder acquires additional Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed. In this case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss.

Tender Offers. In the event that a U.S. shareholder of Shares elects to tender the holder’s Shares and receive cash, the amount received on any such tender of Shares generally will be treated for U.S. federal income tax purposes as a payment in consideration for the sale of the Shares, rather than as a distribution.  Any recognized gain or loss will generally be long-term capital gain or loss if the U.S. shareholder’s holding period with respect to the Shares exchanged for cash is more than one year at the time the redemption is consummated.  Amounts received in connection with any such tender, however, will be treated as a distribution for U.S. federal income tax purposes if (i) the tender is “substantially equivalent to a dividend” (meaning that the U.S. shareholder’s percentage ownership in the Trust (including Shares the U.S. shareholder is deemed to own under certain constructive ownership rules) after the tender is not meaningfully reduced from what its percentage ownership in the Trust (including constructive ownership) was prior to the tender), (ii) the tender is not “substantially disproportionate” as to that U.S. shareholder (“substantially disproportionate” meaning, among other requirements, that the percentage of the Trust’s outstanding voting shares owned (including constructive ownership) immediately following the redemption is less than 80% of that percentage owned (including constructive ownership) by such holder immediately before the redemption) and (iii) the redemption does not result in a “complete termination” of the U.S. shareholder’s interest in the Trust (taking into account certain constructive ownership rules).  If the U.S. shareholder had a relatively minimal interest in Shares and, taking into account the effect of tenders by other holders, its percentage ownership (including constructive ownership) in the Trust is reduced as a result of the redemption, such holder generally should be regarded as having a meaningful reduction in interest.  For example, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”  A U.S. shareholder should consult with its own tax advisors as to the tax consequences to it of any tender of its Shares.

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Tax Shelter Reporting Regulations.    Under applicable Treasury regulations, if a U.S. shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. shareholder or $10 million or more for a corporate U.S. shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding.    We are required in certain circumstances to backup withhold on taxable dividends or distributions paid to non-corporate U.S. shareholders who do not furnish us or the dividend-paying agent with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Taxation of non-U.S. shareholders

The following discussion only applies to certain non-U.S. shareholders. Whether an investment in Shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in Shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their own tax advisers before investing in Shares.

Actual and Deemed Distributions; Dispositions.    Distributions of ordinary income dividends to non-U.S. shareholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-U.S. shareholder directly, would not be subject to withholding.

In addition, with respect to certain distributions by RICs to non-U.S. shareholders in taxable years beginning before January 1, 2014, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported to our shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the dividends are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of our Shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in Shares may not be appropriate for certain non-U.S. shareholders.

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Dividend Reinvestment Plan.    Under our dividend reinvestment plan, if a non-U.S. shareholder owns Shares registered in its own name, the non-U.S. shareholder will have all cash distributions automatically reinvested in additional Shares unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the non-U.S. shareholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in Common Shares. The non-U.S. shareholder will have an adjusted basis in the additional Common Shares purchased through the plan equal to the amount reinvested. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the non-U.S. shareholder’s account.

Backup Withholding.    A non-U.S. shareholder who is a nonresident alien individual, and who is otherwise subject to withholding of federal income tax, will be subject to information reporting, but may not be subject to backup withholding of federal income tax on taxable dividends or distributions if the non-U.S. shareholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form). Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance

Under the Foreign Account Tax Compliance provisions of the U.S. Hiring Incentives to Restore Employment Act, or “FATCA,” (i) beginning July 1, 2014, certain payments of U.S. source interest, dividends and other fixed or determinable annual or periodical gains, profits, and income and (ii) beginning January 1, 2017, gross proceeds from the sale or disposition of property of a type that can produce U.S. source interest or dividends, together, “withholdable payments,” made to or through certain foreign entities may be subject to a 30% withholding tax. The 30% withholding tax will apply if withholdable payments are made (i) to or through “foreign financial institutions” (that are not otherwise exempt) that do not enter into an agreement with the IRS to report information with respect to accounts held by U.S. persons or (ii) to certain other foreign entities that do not provide information regarding whether their direct and indirect owners are U.S. persons.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Fiscal Year and Tax Year

The Trust’s fiscal year will end on December 31. The Trust anticipates sending to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

The Trust’s tax year will end on December 31. After the end of each tax year of the Trust, each shareholder will receive a Form 1099 reporting income or gain.

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The information in this preliminary Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 7, 2014

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

Forefront Income Trust

Common Shares of Beneficial Interest

The prospectus of Forefront Income Trust (the “Trust”), dated                      , 2014 (the “Prospectus”), provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or this SAI free of charge by contacting the Transfer Agent at          , Attn: Forefront Income Trust or          . Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Trust’s Prospectus.

Managing Dealer

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Table of Contents

Page

Investment Restrictions	59
Investment Objectives and Techniques	61
Management	66
Code of Ethics	69
Control Persons and Principal Holders of Securities	69
Investment Management and Other Services	70
The Advisor	70
Administrator	70
Custodian	70
Independent Registered Public Accounting Firm	70
Legal Counsel	70
Proxy Voting, Policies and Procedures	72
Brokerage Allocation and Other Practices	72
Taxes	73
Report of Independent Registered Public Accounting Firm
Financial Statements
Appendix A—Proxy Voting Policies and Procedures	A-1

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INVESTMENT RESTRICTIONS

The following are fundamental and non-fundamental policies of the Trust.

Fundamental Policies

The Trust has adopted the following policies as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a majority of the Trust’s outstanding voting securities. Under the 1940 Act, the “vote of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Trust represented at a meeting at which the holders of more than 50% of the Trust’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Trust.

1.	The Trust may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	The Trust may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	The Trust may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

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4.	The Trust will not concentrate its investments in any particular industry, other than the short-term business and credit institution industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Trust may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of this fundamental policy, investments in securities of other investment companies are not deemed to be “investments in a particular industry.”

5.	The Trust may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	The Trust may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist shareholders in understanding the above polices and restrictions.

BORROWING. The 1940 Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the Trust’s investment restriction.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of the Trust’s concentration policy, the Trust may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner.

LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

REAL ESTATE. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. The Trust has adopted a fundamental policy that would permit direct investment in real estate. However, the Trust has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed by vote of the Trust’s Board.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, derivatives, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

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Non-Fundamental Policies

The Trust observes the following policies, which are not deemed fundamental and which may be changed by the Board without shareholder vote.

1.	The Trust may not borrow money (i) in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets) and (ii) other than from a bank, provided that investment strategies that either obligate the Trust to purchase securities or require the Trust to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation.

2.	The Trust may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

3.	The Trust may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. The Trust may not purchase or sell or invest directly in real estate unless acquired as a result of its ownership in securities or other investments and except pursuant to the exercise of its rights under loan agreements related to its investments or to the extent that its investments in Senior Loans or bank loans may be considered to be investments in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Trust from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

4.	The Trust may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

INVESTMENT OBJECTIVE AND TECHNIQUES

The following information supplements the discussion of the Trust’s investment objective, policies, and approach that are described in the Prospectus.

Investment Objective

The Trust’s investment objective is to seek current income, by primarily investing in a Fixed Income Securities. The Trust’s investment objective is not fundamental and can be changed by the Board without shareholder approval.

Investment Strategy

The Trust expects to generate current income by investing in short term, high yield Fixed Income Securities that are deep value opportunities which offer prospective returns that are disproportionate to their associated risk profile. We expect such opportunities will be in a variety of different industries with a concentration of at least 25% invested in short term business and credit institutions. The policy to concentrate in an industry is a fundamental policy of the Trust and may not be changed without shareholder approval. If there is an attractive opportunity, we may invest in smaller or larger companies. The Trust expects the investments to be non-correlated to the equity markets and structured to have certain terms, protections and features that the Advisor believes may mitigate the risk of the investment. Some of these features may include but are not limited to: senior secured investments, collateralization of specific assets, personal guarantees, insurance guarantees, default penalties, restrictions concerning change and control and provisions based on financial performance.

By investing in Fixed Income Securities with shorter term maturities and more frequent interest payments (monthly or quarterly) as compared to similar investments, the Advisor believes that the Trust may be able to enhance the overall liquidity of the Trust’s portfolio.

Portfolio Composition

The Trust’s portfolio will be composed principally of the following investments. Additional information with respect to the Trust's investment policies and restrictions and certain of the Trust's portfolio investments is contained in the Statement of Additional Information.

Asset-Backed Securities. The Trust may invest in loans that are asset-backed securities. Asset-backed securities are a form of structured debt obligation. The collateral for these securities may include but is not limited to such assets as: accounts receivables, contracts, hard assets such as property, plant and equipment; leases; loans; intellectual property. Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Additionally, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

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Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity or shares the senior position with other senior debt securities of the borrower, are typically secured with specific collateral and have a claim on the assets and/or shares of the issuer that is senior to that held by subordinated debt holders and shareholders of the issuer. Interest rates on Senior Loans are based on a base rate plus a premium spread over the base rate and the interest rates adjust periodically over set periods of time such as monthly, quarterly, semiannually or annually. Senior Loans may have certain protective contractual provisions that limit the activities of the borrower in order to protect lenders such as maintenance of minimum financial ratios, mandatory prepayments out of excess cash flows, or restrictive covenants that limit dividend payments or borrower indebtedness. Senior Loans involve investment risk and certain borrowers will default on their Senior Loan payments. The risk of default may increase in the event of an economic downturn or a substantial increase in interest rates, all of which may have a negative effect on the Trust’s net asset value. Senior Loans do not trade on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid and the Trust may have difficulty in certain cases of disposing of Senior Loans than it would have for other types of investments.

Second Lien or Subordinated Loans. The Trust may invest in Second Lien or Subordinated Loans, which have many of the same general characteristics as Senior Loans except that such loans are second or third in lien property rather than first. Second Lien Loans are second in priority of payment to one or more Senior Loans of the borrower and are typically secured by a second priority security interest or lien to or on specific collateral securing the borrower’s obligation under the loan interest. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Trust. Subordinated Loans or debt generally will rank lower in priority of payment to one or more Senior Loans and Second Lien Loans. Subordinated Loans typically are secured by a lower priority security interest or lien to or on specified collateral and the rights and protections under the loan are subordinate to the rights of the Senior Loan and Second Lien Loan holders. The cash flow of the borrower or collateral, if any, securing a Subordinated Loan may be insufficient to meet payments after giving effect to the Senior Loan and Second Lien Loan obligations of the borrower and the risk of loss to the Trust is greater than for higher priority loans. Because of the higher degree of investment risk, Subordinated Loans often pay interest at higher rates reflecting this additional risk.

Dividend Yielding Preferred Securities. The Trust may invest in dividend yielding preferred securities, sometimes referred to as traditional preferred securities, consisting of preferred shares issued by an entity taxable as a corporation. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have “preference” over common shares in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred shares before paying any dividends on its common shares. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common shares can be paid. The Trust does not envision investing in non-cumulative preferred securities. There is no assurance that dividends or distributions on the traditional preferred securities in which the Trust invests will be declared or otherwise made payable.

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Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Fixed Income Securities are subject to the risk of non-payment of scheduled interest, dividends or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing Fixed Income Securities would satisfy the issuer's obligation in the event of non-payment of scheduled interest, dividends or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Fixed Income Security. The collateral securing Fixed Income Securities may lose all or substantially all of its value in the event of the bankruptcy of an issuer. Some Fixed Income Securities are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Fixed Income Securities to presently existing or future indebtedness of the issuer or take other action detrimental to the holders of Fixed Income Securities including, in certain circumstances, invalidating such Fixed Income Securities or causing interest or dividends previously paid to be refunded to the issuer. If interest were required to be refunded, it could negatively affect the Trust's performance.

The Trust will take expenses into account when evaluating the investment merits of an investment in an investment company. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in this prospectus in the sections entitled “Leverage” and “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies; the Trust will be dependent upon the investment and research abilities of persons other than those employed by the Advisor.

Other Investment Policies

No active trading market may exist for some or all of the Fixed Income Securities. The Trust anticipates that substantially all of the Fixed Income Securities in which the Trust will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission, or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to the Fixed Income Securities will generally be less extensive than that available for registered or exchange-listed securities. In the event the Fixed Income Securities are not rated, they are likely to be the equivalent of below investment grade quality. The Advisor does not view ratings as the determinative factor in their investment decisions and rely more upon their investment analysis than upon ratings. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

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The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities (“Non-U.S. Securities”) of issuers located anywhere in the world, including issuers located in emerging market countries. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency on a specified date. Some Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Trust will be subject to additional risks if it invests in Non-U.S. Securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

The Trust may invest in emerging market issuers, which may involve unique risks compared to investing in the securities of U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include Fixed Income Securities of: (a) supranational entities; (b) foreign corporate issuers; (c) U.S. corporate issuers; and (d) corporations that generate significant profits from emerging market countries. The Trust may also invest in securities denominated in currencies of emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There is no minimum rating criteria for the Trust's investments in such securities. These issuers may be subject to risks that do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Trust invests significantly in one country. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Advisor may not be able to sell the Trust's portfolio securities in amounts and at prices they consider reasonable. The U.S. dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

The Trust may, from time to time, take defensive positions that are inconsistent with the Trust’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. In these and in other cases, the Trust may not achieve its investment objective. The Advisor may invest the Trust’s cash balances in any investments it deems appropriate. The Advisor expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Trust in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Advisor and the Trust’s portfolio manager are subjective.

The Trust is authorized to borrow money in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to purchase portfolio securities and for portfolio management purposes. This practice is known as “leverage.” The Trust may also borrow money for other lawful purposes, including financing the purchase of Common Shares. The Trust may borrow from banks and other financial institutions, and through the issuance of preferred shares. The use of borrowings to leverage the Common Shares can create risks.

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Risk Management Techniques

In addition to the securities described above, the Trust may, but is not required to, use various other “Risk Management Transactions” described below for hedging and risk management purposes or to enhance total return. Such Risk Management Transactions are commonly used in modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the Trust may seek to use Risk Management Transactions to further the Trust's investment objectives, no assurance can be given that they will be successful.

The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments (see “Risks—Interest Rate Transactions” below). The Trust generally uses Risk Management Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, or manage the effective maturity or duration of the Trust's portfolio.

Risk Management Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Risk Management Transactions depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Risk Management Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Risk Management Transactions are not otherwise available to the Trust for investment purposes.

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MANAGEMENT

Board of Trustees

The overall management of the business and affairs of the Trust is vested in the Board. Each member of the Board shall hold office until the next meeting of shareholders called for the purpose of considering the election of Trustees. The Trust’s Board also serves as the Board of the Trust.

Biographical Information

Interested Directors

Bradley Reifler is a Trustee and will serve as Chief Executive Officer, a portfolio manager and the Chairman of the Investment Committee for the Trust. Since 2009, Mr. Reifler has founded and served as Chief Executive Officer of Forefront Capital Group, a multifaceted financial services firm consisting of Forefront Capital Management, Forefront Capital Markets, LLC, and Forefront Capital Investments, LLC (collectively “Forefront Capital”). Mr. Reifler also serves as Chief Executive Officer of Forefront Capital Management. He is responsible for Forefront Capital’s daily operations, strategic vision and origination of alternative investment products. Prior to founding Forefront Capital, Mr. Reifler served as the founder and Chief Executive Officer of Pali Capital Inc. from 1995 to 2008, a full-service investment bank and FINRA member firm. Under his leadership, Pali Capital’s revenues increased to greater than $200 million per year, employed over 200 people and expanded to offices in the United States, United Kingdom, Austria, Singapore and Latin America. Prior to founding Pali Capital, from 1995 to 2000, Mr. Reifler managed Refco, Inc.’s Institutional Sales Desk, where he was responsible for sales and execution of global derivatives, foreign exchange and creating custom investment programs for institutional and high net-worth clients. In 1982, Mr. Reifler founded Reifler Trading Corporation, a firm engaged in the execution of global derivatives, which was sold to Refco, Inc. in 2000. He is a Trustee of the Millbrook School in Millbrook, New York and Chairman of the school’s Finance Committee. Mr. Reifler holds a B.A. from Bowdoin College.

David Wasitowski is a Trustee and will serve as a portfolio manager and a member of the Investment Committee of the Trust. Since 2009, Mr. Wasitowski has served as the President and Chief Financial Officer of Forefront Capital Markets, LLC, as well as Chief Operating Officer and Chief Financial Officer of Forefront Capital Management.  In this role, Mr. Wasitowski directs the financial and operational aspects of the firm including accounting, financial analysis, operations, and performance monitoring. Prior to joining Forefront, from 2003 to 2008, Mr. Wasitowski was a key member of Pali Capital’s executive management team where he successfully managed the financial and operational aspects of the firm during a rapid growth phase that included expansion to Europe and Asia. Prior to joining Pali Capital, Mr. Wasitowski was a Business Unit Controller and Chief Financial Officer of Pershing Trading Co. from 2000 to 2002. Mr. Wasitowski was Vice President of Treasury Operations of Refco, Inc. from 1993 to 1999, and was a senior auditor for the Bank of New York from 1988 to 1993. Mr. Wasitowski holds a B.A. in International Finance from Rutgers University School of Business.

The trustees were selected to join the Board based upon the following as to each trustee: his character and integrity; such person’s service as a member of other boards of directors; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a trustee; as to each trustee other than               , his status as not being an “interested person” as defined in the 1940 Act; and, as to                  , his role with the Advisor and Forefront. No factor, by itself, was controlling. References to the qualifications, attributes and skills of the trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

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Responsibilities of the Board of Trustees

The Board is responsible for directing the management of the business and affairs of the Trust. The Trustees oversee the Trust’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the Trust’s management and evaluating the performance of the Trust’s service providers including the Advisor, the custodian and the transfer agent. As part of this process, the Trustees consult with the Trust’s independent auditors and with their own separate independent counsel.

The Trustees review the Trust’s financial statements and performance, as well as the quality of the services being provided to the Trust. As part of this process, the Trustees review the Trust’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Trust continues to have access to high quality services in the future.

The Board anticipates that it will hold                          regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, the Board has a standing Audit Committee and                 that meet periodically and whose responsibilities are described below.

Because the Trust recently was organized, the Board has not held any meetings. Each Trustee expects to attend at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Trust does not have a formal policy regarding attendance by Trustees at meetings of shareholders.

The Audit Committee is composed of all Trustees who have been determined not to be “interested persons” of the Trust, the Advisor or their affiliates within the meaning of the 1940 Act (“Independent Trustees”), and is chaired by an Independent Trustee. The Board in its discretion from time to time may establish ad hoc committees.

The Board is currently comprised of two Trustees, neither of whom are Independent Trustees. Mr. serves as Chairman of the Board.                     serves as Lead Independent Trustee. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Trustee and presides at all meetings of the Board. The Lead Independent Trustee, among other things, chairs executive sessions of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of the Trust, the number of Independent Trustees (who will constitute a majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Advisor, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

The Trust’s Audit Committee is composed entirely of all of the Independent Trustees. The members of the Audit Committee are            ..              serves as the Chair of the Audit Committee and has been determined by the Board to be an “audit committee financial expert.” The Audit Committee has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Trust’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Trust’s financial statements and the independent audit thereof; (c) the adequacy of the Trust’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Trust’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Trust’s independent auditors; and (f) the Trust’s internal audit function, if any. Because the Trust recently commenced operations, the Audit Committee has not held any meetings as of the date hereof. The Trust’s Board of Trustees adopted an Audit Committee Charter at its organizational meeting.

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Risk Oversight

The Board’s role in risk oversight of the Trust reflects its responsibility under applicable state law to oversee generally, rather than to manage, the business and affairs of the Trust. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Trust risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Trust, but relies upon the Trust’s management (including the Trust’s Advisor) and Chief Compliance Officer, who reports directly to the Board, and the Advisor to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Trust management and the Advisor regarding the Trust’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the Trust’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Trust. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Trust’s independent public accounting firm to review, among other things, reports on the Trust’s internal controls for financial reporting.

The Board believes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Security Ownership of Management

The following table shows the dollar range of equity securities owned by the Trustees in the Trust and in other investment companies overseen by the Trustees within the same family of investment companies as of              , 2014. Investment companies are considered to be in the same family if they share the same investment Advisor or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies (1)
Interested Trustee:
Bradley Reifler
David Wasitowski
Non-interested Trustees:

(1)	The term “family of investment companies” means any two or more registered investment companies that share the same investment Advisor or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

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None of the disinterested Trustees nor their family members owned beneficially or of record securities issued by the Advisor or any person directly or indirectly controlling, controlled by, or under common control with the Advisor as of March 31, 2014.

The members of the Board who are not “interested persons,” as defined in the 1940 Act, receive an annual fee, a fee for each meeting of the Trust’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Trustees who are “interested persons,” as defined in the 1940 Act, and the Trust’s officers do not receive compensation from the Trust or any affiliate of the Trust that is a U.S. registered investment company, but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

CODES OF ETHICS

The Trust, the Advisor and the Distributor have each adopted a code of ethics (collectively, the “Codes of Ethics”) pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Trust, subject to a number of restrictions and controls.

Each of these Codes of Ethics is included as an exhibit to the Trust’s and the Trust’s registration statements filed with the SEC and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. These Codes of Ethics are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Trust will commence operations on or following the date of this SAI, and therefore, no shareholder owns beneficially more than 5% of the outstanding Shares of the Trust as of the date of this SAI.

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INVESTMENT MANAGEMENT AND OTHER SERVICES

The Advisor

As detailed in the Prospectus, the Advisor is the investment Advisor of the Trust and as such, has responsibility for the management of the Trust’s and the Trust’s affairs, under the supervision of the Board of Trustees. The Advisor is a wholly-owned subsidiary of Forefront Management LLC, a diversified financial services firm.

The Trust will not pay the Advisor a fixed management fee. Instead, the Trust pays the Advisor an Incentive Fee. The method of calculating the Incentive Fee payable by the Trust is described in the Prospectus under “Management of the Trust—Advisor.”

Administrator

                         (the “Administrator”), located at                   , serves as the administrator to the Trust pursuant to an Administration Agreement between the Trust and the Administrator and a separate Administration Agreement between the Trust and the Administrator (each, an “Administration Agreement”). The Administrator provides certain administrative, accounting and investor services to the Trust, as set forth in the Prospectus. The Administrator furnishes at its own expense the executive, supervisory and clerical personnel necessary to perform its obligations under the Administration Agreement. The Administrator is not required to pay the compensation of any employee of the Trust or the Trust retained by the Boards of the Trust or Trust to perform services on behalf of the Trust or the Trust. See the section entitled “Management of the Trust—The Administrator” in the Prospectus.

Custodian

                         serves as the custodian of the Trust’s assets and the Trust’s assets pursuant to a Custodian Services Agreement between the Trust and the Custodian and a separate Custodian Services Agreement between the Trust and the Custodian. See the section entitled “Management of the Trust—The Custodian” in the Prospectus.

Independent Registered Public Accounting Firm

The Trust’s and the Trust’s independent registered public accounting firm is                     ..                     conducts an annual audit of the Trust’s and Trust’s financial statements.

Legal Counsel

Certain legal matters in connection with the Shares will be passed upon for the Trust by Ellenoff Grossman & Schole LLP, New York, New York.

Privacy Policy

This privacy policy sets forth the Advisor’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment Trusts managed by the Advisor. These policies apply to individuals only and are subject to change.

The Advisor collects nonpublic personal information about shareholders from the information it receives in subscription agreements and information relating to a shareholder’s transactions with the Advisor.

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The Advisor does not disclose any nonpublic personal information about the shareholders to anyone other than (i) Trust administrators and other service providers as necessary, (ii) the Distributor, in order to determine the shareholder’s eligibility for services offered by the Distributor or its affiliates, and (iii) as permitted by law.

A shareholder may limit the extent to which the Advisor shares the shareholder’s personal information with the Distributor by calling                          .. The Advisor is required to share the shareholder’s personal information with Distributor in order to determine the shareholder’s eligibility for investment services offered by Distributor. However, the Advisor still may share such personal information with Forefront as necessary to service such shareholder’s investment with the Advisor or under other circumstances permitted by law. The Distributor also may market investment services to shareholders where Forefront has its own relationship with a shareholder. Once a shareholder has informed the Advisor about his or her privacy preferences, they will remain in effect until the shareholder notifies the Advisor otherwise.

It also may be necessary under anti-money laundering and similar laws to disclose information about shareholders in order to accept subscriptions from them. The Advisor also will release information about shareholders if compelled to do so by law in connection with any government request or investigation, or if any shareholders direct the Advisor to do so.

Information Safeguarding Policy

Except as otherwise expressly provided above, the Advisor restricts access to nonpublic personal information about shareholders to its employees and agents who need to know the information to enable the Advisor to service the shareholders. The Advisor maintains physical, electronic and procedural safeguards to guard each shareholder’s nonpublic personal information.

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PROXY VOTING POLICIES AND PROCEDURES

The Trust has delegated proxy voting responsibilities to the Advisor, subject to the Board’s general oversight. The proxy voting policies and procedures of the Advisor are attached as Appendix A. Information regarding how the Trust voted proxies relating to portfolio securities during the 12-month period ending                          , 2015 will be available (1) without charge, upon request, by calling toll free,                          and (2) on the SEC’s website at http://www.sec.gov.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Trust anticipates investing substantially all of its assets in private transactions that will not involve brokerage commissions. The Advisor is responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. With respect to fixed income instruments and other types of securities, the Trust may (i) purchase certain money market instruments directly from an Issuer, in which case no commissions or discounts are paid, (ii) purchase and sell securities in the over-the-counter market from or to an underwriter or dealer serving as market maker for the securities, in which case the price includes a fixed amount of compensation to the underwriter or dealer, and (iii) purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services. Affiliates of the Advisor may participate in the primary and secondary market for fixed income instruments. Because of certain limitations imposed by the 1940 Act, this may restrict the Trust’s ability to acquire some fixed income instruments. The Advisor does not believe that this will have a material effect on the Trust’s ability to acquire fixed income instruments consistent with its investment policies. Sales to dealers are effected at bid prices.

Payments of commissions to brokers who are affiliated persons of the Trust (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Advisor is responsible for making investments and will do so in a manner deemed fair and reasonable in its sole discretion to the Trust and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Advisor considers the firm’s reliability, integrity and financial condition and the firm’s execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There may be instances when, in the judgment of the Advisor, more than one firm can offer comparable execution services.

A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long term. While such services are not expected to reduce the expenses of the Advisor, the Advisor would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

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While the annual portfolio turnover rate is not expected to exceed 200% in normal circumstances, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower than expected. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

TAXES

Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Trust and the purchase, ownership and disposition of Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold Shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Trust

The Trust intends to be treated as a partnership for U.S. federal income tax purposes for as long as it has at least two members. As a result, the Trust will itself not be subject to U.S. federal income tax. Rather, each of the Trust’s shareholders, including the Trust, will be required to take into account, for U.S. federal income tax purposes, its allocable share of the Trust’s items of income, gain, loss, deduction and credit.

The Trust intends to elect to be treated and to qualify annually as a RIC (a “RIC”) under Subchapter M of the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Trust must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of shares, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such shares, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Trust’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, with respect to any one Issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not greater than 10% of the outstanding voting securities of such Issuer, and (b) not more than 25% of the value of its total assets is represented by the securities (other than U.S. government securities or the securities of other RICs) of (I) any one Issuer, (II) any two or more Issuers that the Trust controls and that are engaged in the same, similar or related trades or businesses, or (III) any one or more Qualified Publicly Traded Partnerships. For purposes of determining whether the Trust satisfies the 90% gross income test described in clause (2) above, the character of the Trust’s distributive share of items of income, gain and loss derived through the Trust generally will be determined as if the Trust realized such tax items directly. Similarly, for purposes of determining whether the Trust satisfies the asset diversification test described in clause (3) above, the Trust intends to “look through” the Trust to the underlying assets.

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As a RIC, the Trust generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. The Trust intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending December 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Trust will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

A distribution will be treated as paid on                          of any calendar year if it is declared by the Trust in                          with a record date in such a month and paid by the Trust during                          of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Trust failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Trust would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

Distributions to shareholders by the Trust of ordinary income (including “market discount” realized by the Trust on the sale of debt securities), and of net short-term capital gains, if any, realized by the Trust will generally be taxable to shareholders as ordinary income to the extent that such distributions are paid out of the Trust’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned Shares. A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares. Distributions paid by the Trust generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

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Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares pursuant to the Plan. Shareholders receiving distributions in the form of additional Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Trust issues additional Shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Shares. The additional Shares received by a shareholder pursuant to the Plan will have a new holding period commencing on the day following the day on which the Shares were credited to the shareholder’s account.

The Trust may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a reTrustable tax credit for its pro rata share of tax paid by the Trust on the gain and (iii) increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

The Internal Revenue Service currently requires that a RIC that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Trust issues Preferred Shares, the Trust intends to allocate capital gain dividends, if any, between its Shares and Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

Sale or Exchange of Shares

Upon the sale or other disposition of Shares (except pursuant to a repurchase by the Trust, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the Shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of Shares if the owner acquires (including pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Shares.

From time to time, the Trust may offer to repurchase its outstanding Shares. Shareholders who tender all Shares held, or considered to be held, by them will be treated as having sold their Shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Trust increase as a result of such tender, will be treated as having received a taxable distribution from the Trust. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Trust.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Nature of Trust’s Investments

Certain of the Trust’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of shares or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the RIC rules. These rules could therefore affect the character, amount and timing of distributions to shareholders and the Trust’s status as a RIC. The Trust will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Trust may invest a portion of its Managed Assets in below investment grade (high yield) instruments, commonly known as “high yield” or “junk” instruments. Investments in these types of instruments may present special tax issues for the Trust. U.S. federal income tax rules are not entirely clear about issues such as when the Trust may cease to accrue interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Trust, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount Securities

Investments by the Trust in zero coupon or other discount securities will result in income to the Trust equal to a portion of the excess of the face value of the securities over their issue price (the OID) each year during which the Trust holds the securities, even if the Trust receives no cash interest payments. If the Trust purchases debt instruments as part of a package of investments where the Trust also invests in common shares, other equity securities or warrants, the Trust might be required to accrue OID in an amount equal to the value of such common shares, other equity securities or warrants (even if the face amount of such debt instruments does not exceed the Trust’s purchase price for such package of investments). OID is included in determining the amount of income which the Trust must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% U.S. federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Trust, the Trust may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Market Discount Securities

In general, the Trust will be treated as having acquired a security with market discount if its stated repurchase price at maturity (or, in the case of a security issued with OID, its revised issue price) exceeds the Trust’s initial tax basis in the security by more than a statutory de minimis amount. The Trust will be required to treat any principal payments on, or any gain derived from the disposition of, any securities issued with market discount as ordinary income to the extent of the accrued market discount, unless the Trust makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Trust sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Trust accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Trust actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

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Foreign Taxes

The Trust’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Trust’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Trust.

Preferred Shares or Borrowings

If the Trust utilizes leverage through the issuance of Preferred Shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of dividends on Shares in certain circumstances. Limits on the Trust’s payments of dividends on Shares may prevent the Trust from meeting the distribution requirements described above, and may, therefore, jeopardize the Trust’s qualification for taxation as a RIC and possibly subject the Trust to the 4% excise tax. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Trust may be required to withhold from all distributions and repurchase proceeds payable to U.S. shareholders who fail to provide the Trust with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income of the Trust is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Trust is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Trust that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding for taxable years beginning before January 1, 2014, in each case to the extent the Trust properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. There can be no assurance as to whether or not this exemption will be extended to taxable years beginning after December 31, 2013. A foreign shareholder whose income from the Trust is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Trust is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

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The Trust may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax Advisors with respect to the particular tax consequences to them of an investment in the Trust.

Additional Withholding Requirements

Under legislation enacted in 2010 and administrative guidance, a 30% United States federal withholding tax may apply to any dividends paid after June 30, 2014, and the gross proceeds from a disposition of our Shares occurring after December 31, 2016, in each case paid to (i) a “foreign financial institution” (as specifically defined in the legislation), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the legislation) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. You should consult your own tax advisor regarding this legislation and whether it may be relevant to your ownership and disposition of our Shares.

Other Taxation

Trust shareholders may be subject to state, local and foreign taxes on their Trust distributions. Shareholders are advised to consult their own tax Advisors with respect to the particular tax consequences to them of an investment in the Trust.

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Part C. Other Information

Item 25. Financial Statements and Exhibits

1.	Financial statements:

Included in Part A: Not applicable.

Included in Part B: Financial Statements

2.	Exhibits

a.1	Certificate of Trust of Forefront Income Trust (the “Registrant”), dated Mach 11, 2014.*

a.2	Declaration of Trust of the Registrant, dated Mach 11, 2014.

b.	Bylaws of the Registrant.

c.	None.

d.	Exhibit (a) is incorporated herein by reference.

e.	Automatic Dividend Reinvestment Plan.

f.	None.

g.	Form of Investment Management Agreement between Registrant and Forefront Income Advisors L.L.C. (the “Advisor”).

h.1	Form of Distribution Agreement between Registrant and Forefront Advisory Partners L.P.

h.2	Form of Dealer Agreement.

h.3	Form of Distribution and Service Plan.

i.	None.

j.	Master Custodian Agreement between Registrant and State Street Bank and Trust Company.

l.1	Opinion and Consent of Ellenoff Grossman and Schole LLP as to the Registrant’s Shares.

l.2	Opinion and Consent of Richards, Layton & Finger, P.A. as to certain matters of Delaware law.

m.	None.

n.	Consent of Independent Registered Public Accounting Firm.

o.	None.

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p.	Subscription Agreement.

q.	None.

r.1	Code of Ethics of Registrant.

r.2	Code of Ethics of the Advisor.

r.3	Code of Ethics of Distributor.

s.	Power of Attorney.

*	Filed herewith.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$
FINRA fees	$
Blue Sky Registration Expenses	$
Printing and engraving expenses	$
Legal fees	$
Accounting expenses	$

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

Title of Class	Number of Record Holders
Common shares of beneficial interest

Item 30. Indemnification

Reference is made to Article 8 (Indemnification) of the Registrant’s Amended and Restated Declaration of Trust, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

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Item 31. Business and Other Connections of Investment Advisor

Forefront Capital Management, LLC is the investment adviser to the Trust, and its business is summarized in Part A and Part B of this Registration Statement under the sections entitled “Management of the Trust” and “Investment Management and Other Services,” respectively. Information as to any other businesses, professions, vocations or employments of a substantial nature engaged in by officers of the Advisor during the last two fiscal years is incorporated by reference to Form ADV filed by the parent company of the Advisor with the SEC under the Investment Advisors Act of 1940, as amended.

Item 32. Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Advisor,                          , Attention: Secretary – Forefront Income Trust.

Item 33. Management Services

None.

Item 34. Undertakings

1.	The Registrant undertakes to suspend the offering of Shares until the prospectus is amended, if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	The Registrant undertakes:

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(2)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b.	that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

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c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

e.	that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Not applicable.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two Business Days of receipt of a written or oral request, its Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 7th day of April, 2014.

Forefront Income Trust

By:	/s/ Bradley Reifler
Name: Bradley Reifler
Title: Trustee

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Bradley Reifler	Trustee	April 7, 2014

/s/ David Wasitowski	Trustee	April 7, 2014

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